                                THE SHELBY FUND

                            CLASS A & CLASS B SHARES

3435 Stelzer Road                                      For current yield, purchase, and redemption
Columbus, Ohio 43219                                   information, call 800-774-3529

     The Coventry Group (the "Group") is an open-end management investment company that consists of several separate investment portfolios. This Prospectus relates only to The Shelby Fund (the "Fund"). The Fund is a diversified investment portfolio of the Group.

     The Fund's investment objective is to seek capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities. There can be no assurance that the Fund will be successful in achieving its investment objective.

     Shelby County Trust Bank, Shelbyville, Kentucky (the "Adviser") acts as the investment adviser to the Fund. SMC Capital, Inc., Louisville, Kentucky (the "Sub-Adviser") acts as sub-investment adviser to the Fund.

     BISYS Fund Services, Inc., Columbus, Ohio (the "Distributor") acts as the Fund's administrator and distributor. BISYS Fund Services Ohio, Inc., Columbus, Ohio, acts as the Fund's transfer agent (the "Transfer Agent") and performs certain accounting services for the Fund.

     A Statement of Additional Information bearing the same date as this Prospectus, containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus. It is available upon request without charge by writing to the Fund at its address or by calling the Fund at the telephone number shown above. The Commission maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information, material that is incorporated by reference and other information about the Fund.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY SHELBY COUNTY TRUST BANK OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE FUND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR
    HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                     --------------------------------------

                THE DATE OF THIS PROSPECTUS IS NOVEMBER 3, 1998

                               PROSPECTUS SUMMARY


The Fund..................................   The Shelby Fund (the "Fund"), a diversified investment
                                             portfolio of the Coventry Group, an open-end,
                                               management investment company organized as a
                                               Massachusetts business trust (the "Group").

Shares Offered............................   Class A and Class B Shares of beneficial interest
                                             ("Class A Shares" or "Class B Shares" or "Shares" as
                                               appropriate in the context) of the Fund. Class A and
                                               Class B Shares differ principally with respect to
                                               sales charges and the rate of certain expenses to
                                               which they are subject. Investors may select the
                                               class that best suits their investment needs. Class
                                               A Shares are offered with a front-end sales charge
                                               which may be waived or reduced in certain cases.
                                               Class B Shares are offered at net asset value, with
                                               no front-end sales charge, but are subject to a
                                               back-end contingent deferred sales charge which may
                                               be waived or reduced in some cases. Each class of
                                               Shares is subject to distribution and service fees
                                               which may not exceed an annual rate of 0.25% of net
                                               asset value in the case of Class A and 1.00% in the
                                               case of Class B. Class B Shares automatically
                                               convert to Class A after being held for seven years.

Offering Price............................   The public offering price of the Fund is equal to the
                                             net asset value per Share plus any applicable sales
                                               charges.

Minimum Purchase..........................   The minimum initial investment is $5,000. The minimum
                                               amount for subsequent investments is $500.

Investment Objective......................   The Fund seeks capital appreciation.

Investment Policy.........................   Under normal market conditions, the Fund will invest
                                             primarily in a diversified portfolio of equity
                                               securities.

Investment Adviser and Sub-Investment
Adviser...................................   Shelby County Trust Bank serves as the Investment
                                             adviser (the "Adviser") and SMC Capital Inc. (the
                                               "Sub-Adviser") serves as the sub-investment adviser
                                               to the Fund.

Dividends and Capital Gains...............   Dividends from net income are declared quarterly and
                                             paid quarterly. Net realized capital gains are
                                               distributed at least annually.

Distributor...............................   BISYS Fund Services, Inc., Columbus, Ohio (the
                                               "Distributor").

                                   FEE TABLE

                                                              CLASS A   CLASS B
                                                              -------   -------
Shareholder Transaction Expenses
Maximum Sales Charge
  Imposed on Purchase (as a percentage of offering price)...   4.50%       --
Maximum Sales Charge
  Imposed on Reinvested Dividends (as a percentage of
  offering price)...........................................     --        --
Deferred Sales Charge (as a percentage of redemption
  proceeds)(1)..............................................     --      5.00%
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
    Management Fees.........................................   1.00%     1.00%
    Distribution and Service Fees(2)........................   0.25%     1.00%
    Other Expenses (After Fee Waiver)(3)....................   0.29%     0.29%
    Total Fund Operating Expenses (After Fee Waiver)(4).....   1.54%     2.29%

---------

(1) A wire redemption charge (currently $10) is deducted from the amount of a wire redemption payment made at the request of a shareholder.
(2) Under rules of the National Association of Securities Dealers, Inc. (the "NASD"), a distribution fee may be treated as a sales charge for certain purposes under those rules. Because the distribution fee is an annual fee charged against the assets of the Fund, long-term shareholders may pay more initial sales charges than the economic equivalent of the maximum front-end sales charge permitted by rules of the NASD. The 12b-1 fees in the above Fee Table represent fees anticipated to be paid by the Fund.
(3) During the period, the Administrator voluntarily waived a portion of its administration fee. Absent the waiver of these fees, "Other Expenses" as a percentage of average daily net assets would have been .34%.
(4) If the Administrator had not voluntarily agreed to the waiver of a portion of its administration fee, "Total Fund Operating Expenses" as a percentage of average daily net assets would have been 1.59% for Class A Shares and 2.34% for Class B Shares.


                                                                         CLASS A SHARES
                                                              -------------------------------------
                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
EXAMPLE                                                       ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return, and (ii) redemption at
  the end of each time period...............................   $60      $ 91      $125       $220



                                                                         CLASS B SHARES
                                                              -------------------------------------
                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
EXAMPLE                                                       ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return, and (ii) redemption at
  the end of each time period...............................   $73      $102      $133       $235



                                                                         CLASS A SHARES
                                                              -------------------------------------
                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
EXAMPLE                                                       ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return, and (ii) no redemption at
  the end of each time period...............................   $60      $ 91      $125       $220



                                                                         CLASS B SHARES
                                                              -------------------------------------
                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
EXAMPLE                                                       ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return, and (ii) no redemption at
  the end of each time period...............................   $18      $ 54      $ 94       $180


     The purpose of the above table is to assist a potential investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

       THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
           PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR
                             LESS THAN THOSE SHOWN.

     Additional information relating to the status of the Fund prior to its registration as an investment company with the Securities and Exchange Commission on July 1, 1994 is included on Page 24 under "GENERAL
INFORMATION--Performance Information."


                              FINANCIAL HIGHLIGHTS

     The table below sets forth certain financial information for the Fund's Class Y Shares for the period July 1, 1994 (commencement of operations) to March 31, 1995 and for the fiscal years ended March 31, 1996, 1997 and 1998. Class A and B Shares were not offered during these periods. Class Y shares have lower expenses which affect income, net asset value and total return. These financial highlights have been derived from financial statements audited by Arthur Andersen LLP, independent certified public accountants, whose report thereon is incorporated by reference in the Statement of Additional Information.

                                                    YEAR ENDED    YEAR ENDED    YEAR ENDED     JULY 1, 1994
                                                     MARCH 31,     MARCH 31,     MARCH 31,     TO MARCH 31,
                                                       1998          1997          1996          1995(A)
                                                    -----------   -----------   -----------   --------------
NET ASSET VALUE, BEGINNING OF PERIOD..............      $11.13      $ 11.82       $ 10.99        $ 10.00
                                                     --------      --------      --------     ----------
  INVESTMENT ACTIVITIES
  Net investment income (loss)....................      (0.15)        (0.09)        (0.06)         (0.06)
  Net realized and unrealized gains (loss) from
    investments...................................       4.40         (0.19)        (3.44)         (1.04)
                                                     --------      --------      --------     ----------
       Total from Investment Activities...........       4.25         (0.28)         3.38           1.10
                                                     --------      --------      --------     ----------
  DISTRIBUTION
  Net investment income...........................         --            --            --          (0.06)
  Net realized capital gains......................      (1.72)        (0.41)        (2.55)         (0.05)
                                                     --------      --------      --------     ----------
       Total Distribution.........................      (1.72)        (0.41)        (2.55)         (0.11)
                                                     --------      --------      --------     ----------
NET ASSET VALUE, END OF PERIODS...................     $13.66         $11.13        $11.82            $10.99
                                                     --------      --------      --------     ----------
                                                     --------      --------      --------     ----------
TOTAL RETURN......................................      39.31%        (2.80%)       31.41%         11.04%(b)
RATIOS/SUPPLEMENTAL DATA
Net Assets at end of period (000).................    $90,544       $90,137       $95,357        $64,157
Ratio of expenses to average net assets...........       1.29%         1.29%         1.33%          1.41%(c)
Ratio of net investment income (loss) to average
  net assets......................................      (0.95%)       (0.67%)       (0.58%)         0.74%(c)
Ratio of expenses to average net assets*..........       1.34%         1.34%         1.38%          1.46%(c)
Ratio of net investment income (loss) to average
  net assets*.....................................      (1.00%)       (0.72%)       (0.63%)         0.69%(c)
Portfolio turnover................................     176.66%       204.06%       292.28%        101.86%
Average commission paid (d).......................    $0.0622       $0.0617

---------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the rates would have been as indicated.
(a) Period from commencement of operations.
(b) Aggregate total return.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions, divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek capital appreciation. The Fund pursues this goal by investing in a diversified portfolio of equity securities, including relatively new or unseasoned ones, that the Sub-Adviser believes are likely to achieve superior growth in earnings. This growth is typically generated by increasing unit volume and expanding margins derived from developing new products, services and markets. The companies selected may be of various market capitalizations as long as the growth potential, in the Sub-Adviser's judgment, is significantly greater than average. The Fund will seek to take advantage of market volatility when fluctuations in securities' prices seem unjustified. In order to achieve this goal, positions may be initiated or increased when price declines occur or positions will be sold or reduced on price advances that appear unwarranted. This policy may well result in increased portfolio turnover than would otherwise be the case. There can be no assurances that the Fund will achieve its investment objective. This Fund is not appropriate for investors seeking predictable income or short-term preservation of capital.

  Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities, which are defined as common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks. The remainder of the Fund's assets may be invested in non-convertible corporate debt securities, U.S. Government securities, repurchase agreements and high quality money market instruments. The Fund may also engage in certain options transactions described below and invest in securities of other investment companies.

  The investment objective of the Fund is a fundamental policy and, as such, may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund (as defined in the Statement of Additional Information). The other policies of the Fund may be changed without a vote of the holders of a majority of Shares unless (i) the policy is expressly deemed to be a fundamental policy of the Fund or (ii) the policy is expressly deemed to be changeable only by such majority vote.


  CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stock, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. As noted above, the Fund considers convertible securities to be equity securities and does not impose limitations on its investment in convertible securities based upon any rating assigned to such securities by rating organizations. (See the discussion below concerning "Corporate Debt Securities").


  CORPORATE DEBT SECURITIES. The Fund may invest in certain debt securities consisting of bonds, notes and debentures of various U.S. corporate issuers. Because the market value of debt securities can be expected to vary inversely to changes in prevailing interest rates, investing in such debt securities can provide an opportunity for capital appreciation when interest rates are expected to decline. The Fund will invest in those debt securities that are, at the time of purchase, rated investment grade by one or more nationally recognized statistical rating organizations ("NRSROs"), or, if unrated, are deemed by the Adviser to be of comparable quality to those securities that are rated investment grade. Securities rated in the fourth highest rating category may have speculative characteristics even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

  In the event a security was rated, at the time of purchase, in the top four rating categories of one or more of the specified rating agencies, and such security either ceases to be rated or has its rating reduced below such levels, the Adviser may, but is not required to, sell or exchange such security within a reasonable time thereafter, taking into consideration such factors as price, credit risk, market conditions and interest rates. For a description of securities rated within the fourth highest rating category of NRSROs, see "INVESTMENT OBJECTIVE AND POLICIES" in the Statement of Additional Information.

  U.S. GOVERNMENT SECURITIES. The types of U.S. Government obligations invested in by the Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury consisting of Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. The guarantee that is provided by the U.S. Government, its agencies and instrumentalities extends only to the payment of principal and interest by the issuer of the underlying security. It does not extend to the market value of such security, nor does it extend to the value of the Fund's shares.


  FOREIGN SECURITIES. The Fund may invest up to 10% of its total assets directly in the debt and equity securities of foreign issuers. For purposes of this limitation, securities traded on a U.S. securities exchange or other U.S. trading market are not treated as a foreign security. In addition, the Fund may also indirectly invest in foreign securities through the purchase of sponsored American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper, and in Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). For a discussion of the risks associated with investments in foreign securities, see "INVESTMENT OBJECTIVE AND POLICIES--Risk Factors and Special Considerations."


OTHER INVESTMENT TECHNIQUES

  REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which the Fund may invest directly. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at an amount equal to the repurchase price (including accrued interest). This requirement will be continually monitored by the Adviser. In addition, securities subject to a repurchase agreement will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss if the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or the disposition of such securities by the Fund were delayed pending court action.

Repurchase agreements are considered to be loans collateralized by the underlying security under the Investment Company Act of 1940 (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS--Additional Information on Portfolio
Instruments--Repurchase Agreements" in the Statement of Additional Information.

  REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid high grade debt securities, such as U.S. Government securities, consistent with its investment restrictions, having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. A reverse repurchase agreement is considered to be a borrowing by an investment company under the 1940 Act. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Statement of Additional Information.


  SHORT SALES. The Fund may sell securities short "against-the-box." A short sale is a sale of a security in which the seller borrows from another person the security being sold and sells the security in anticipation of a drop in value of that security. A short sale "against-the-box" is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short, but does not wish to sell its own holdings. In the event that the Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short. If the price of the security decreases, however, the Fund may realize a profit on its short sale.


  LENDING OF PORTFOLIO SECURITIES. From time to time, in order to generate additional income, the Fund may lend its portfolio securities, provided such action is consistent with its investment objective, policies, and restrictions.

  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time.

  The Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that are not affiliated directly or indirectly with the Group and which the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees. While the lending of securities may subject the Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower defaults on its lending agreement or enters into bankruptcy, the Fund will receive 102% of the collateral on loaned securities in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. Although the Fund does not expect to do so on a regular basis, it may lend portfolio securities in amounts representing up to one-third of the value of the Fund's total assets.


  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase debt and equity securities on a when-issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective, policies and restrictions, not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price or yield and thereby may involve a risk that the price or yield obtained in the transaction will be less than those available in the market when delivery takes place. The Fund will generally not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase such securities, however, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in market value or in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price or yield considered to be advantageous.


  The Fund's commitment to purchase when-issued securities will not exceed 25% of its total assets absent unusual market conditions.

  RESTRICTED SECURITIES. The Fund may invest up to 5% of its total assets in restricted securities excluding restricted securities that are eligible for resale under Rule 144A under the Securities Act of 1933. Restricted securities are securities subject to legal or contractual restrictions on their resale. Such restrictions might prevent the sale of restricted securities at a time when sale would otherwise be desirable.

  OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in the securities of other investment companies. As a result of the Fund investing in other investment companies, shareholders of the Fund will indirectly bear a proportionate share of the expenses of these underlying funds during the period while the Fund is invested in these funds. For further information about investments in other investment companies, see "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS--Additional Information on Portfolio Instruments--Securities of Other Investment Companies" in the Statement of Additional Information.

  TEMPORARY INVESTMENTS. The Fund may, for daily cash management purposes, also invest in high quality money market securities (commercial paper, certificates of deposit and bankers' acceptances), as well as the repurchase agreements referred to above. The Fund may invest, without limit, in any combination of the U.S. Government securities, money market instruments and repurchase agreements referred to above when, in the opinion of the Adviser, it is determined that a temporary defensive position is in the best interests of the Fund based upon current market conditions.


  OPTIONS. The Fund may purchase or sell (write) put and call options on securities and securities indices in order to attempt to hedge against fluctuations in the market value of its portfolio holdings or securities it anticipates purchasing. The Fund may use options to hedge up to the full value of its portfolio of securities. In addition, the Fund may purchase put and call options to attempt to increase the total investment return of the Fund. The Fund will not, however, commit more than 10% of its total assets to attempt to increase returns using purchased options. When options positions are economically offsetting or hedge other options or securities positions, they are considered hedging transactions and the 10% limitation will not apply. Options may be listed on a domestic or foreign securities exchange or may be traded over the counter. Options contracts may relate to particular securities or to various stock or bond indices.


  Trading in options is a specialized investment technique. The purchase of a call option on a security would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. Similarly, the purchase of a put option entitles the Fund to sell a security at a specified price which may exceed the market value of the security during the option period in a market where prices for the security are falling. Purchasing options entails the risk of loss of the amounts paid as premium to the seller or writer of the option.

  Writing a call option entitles the Fund to earn a premium but entitles the holder of the option to purchase the security from the Fund at a specified price. By writing a call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price but retains the risk of loss should the price of the security decline. The Fund will either own the security subject to the call or a right to acquire the security or will segregate liquid assets sufficient to purchase the security in order to meet its obligation to sell the security to the option holder. Similarly, writing a put option entitles the Fund to earn a premium but entitles the holder of the option to sell the security to the Fund at a specified price which may be higher than the current market price of the security when the option is exercised. The Fund will maintain sufficient liquid assets in a segregated account to assure that it can meet its obligations to the option holder.

  The successful use of options strategies can depend on the ability of the Sub-Adviser to predict or forecast market movements and is dependent upon the existence of liquid markets to effect closing transactions.

  The Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Sub-Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which fulfills the obligations of its members which fail to perform them in connection with the purchase or sale of options. For further information about options trading, see "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS--Additional Information on Portfolio Instruments--Options Trading" in the Statement of Additional Information.


  FUTURES. The Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index. The Fund may also purchase or sell options on any such futures contracts and engage in related closing transactions. The Fund intends to enter into futures transactions solely for hedging purposes and not for speculation. For example, in order to hedge against market risks when market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. Similarly, when market values are expected to rise, the Fund may, through the purchase of futures contracts, attempt to secure better prices for the Fund than might later be available in the market when it effects anticipated purchases. When purchasing futures contracts the Fund is required to segregate in a separate account cash and/or liquid securities in an amount sufficient to meet its obligations thereunder.



  The use of futures contracts is a highly specialized investment activity and carries with it certain risks that are different from those associated with more ordinary portfolio securities transactions. There can be no guarantee that the risk reducing objectives that are intended to be achieved will be realized. If the Sub-Adviser judges market conditions or market trends incorrectly, such futures strategies may lower the Fund's overall returns. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or option position.


RISK FACTORS AND SPECIAL CONSIDERATIONS

  The principal risk factor associated with an investment in the Fund is the fluctuation in the principal value of equity securities. While equity securities of all issuers may fluctuate in value, smaller or less seasoned companies may be particularly subject to such fluctuations due to less liquid trading markets or adverse business or market developments affecting such companies. To the extent that the Fund may invest in foreign securities, it will be subject to the special risks that are generally associated with such investments.

  Investment in securities of foreign issuers is subject to special risks, such as future adverse political and economic developments, possible seizure, cur-rency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore less liquidity and greater price volatility than U.S. securities, and custodian and brokerage costs that may be higher. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. To the extent that the Fund may invest in securities of foreign issuers which are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Fund will not hold foreign currency as a result of such investments. For additional information regarding these risks, see "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instruments--Foreign Investments" in the Statement of Additional Information.

PORTFOLIO TURNOVER

  The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

  For the fiscal year ended March 31, 1998, the annual portfolio turnover rate for the Fund was 177%. Portfolio turnover for the Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to the Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

                            INVESTMENT RESTRICTIONS

  The Fund is subject to a number of fundamental investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of the Fund (as defined in the Statement of Additional Information). Among the more significant restrictions, the Fund will not:

       1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its portfolio, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer.

       2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

       3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securities while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

       4. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

  In addition to the above investment restrictions, the Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVE AND POLICIES--Investment Restrictions" in the Statement of Additional Information.

                              VALUATION OF SHARES

  The net asset value of the Fund is determined and its Shares are priced as of 4:00 p.m. (Eastern Time) (the "Valuation Time") on each Business Day. A "Business Day" is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received) during which there is sufficient trading in its portfolio instruments such that the Fund's net asset value per share might be materially affected. The New York Stock Exchange will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding Shares.

  The net asset value per Share will fluctuate as the value of the investment portfolio of the Fund changes. The securities in the Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR AND DISTRIBUTION PLANS

  Shares in the Fund are sold on a continuous basis by BISYS Fund Services, Inc., the Group's distributor. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Fund at (800) 774-3529.

  The Fund has adopted a Service and Distribution Plan (the "Plan") with respect to its Class A and Class B shares. The Plan provides that each class of shares will pay the Distributor a fee calculated as a percentage of the value of average daily net assets of that class as reimbursement for its costs incurred in financing certain distribution and shareholder service activities related to that class.

  CLASS A PLAN. The Class A Plan provides for payment by the Fund to the Distributor at an annual rate not to exceed 0.25% of the Fund's average net assets attributable to its Class A shares. Such fees may include a Service Fee totalling up to 0.25% of the average annual net assets attributable to the Fund's Class A shares. Service fees are paid to securities dealers and other financial institutions for maintaining shareholder accounts and providing related services to shareholders. The Distributor may also retain portions of the sales charges paid on Class A shares.

  CLASS B PLAN. The Class B Plan provides for payments by the Fund to the Distributor at an annual rate not to exceed 1.00% of the Fund's average net assets attributable to its Class B shares.

Such fees may include a Service Fee totalling up to 0.25% of the average annual net assets attributable to the Fund's Class B shares. The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B shares.

  Although Class B shares are sold without an initial sales charge, the Distributor pays a sales commission equal to 4.00% of the amount invested in the Fund to securities dealers and other financial institutions who sell Class B shares. The Distributor may, at times, pay sales commissions higher than the above on sales of Class B shares. These commissions are not paid on sales to investors for whom the CDSC is waived.

  Under each Plan, the Fund pays the Distributor and other securities dealers and other financial institutions and organizations for certain shareholder service or distribution activities. Subject to overall limits applicable to each class, selling dealers may be paid amounts totalling up to 0.25% of the value of average daily net assets of Fund shares annually. Amounts received by the Distributor may, additionally, subject to the Plan maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (c) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (d) such other similar services as the Distributor determines to be reasonably calculated to result in the sale of shares of the Fund. The Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of the Plans, including related legal and accounting fees.

                             PRICING OF FUND SHARES

CLASS A SHARES

  Orders for the purchase of Class A shares will be executed at the net asset value per share of that class next determined after an order has been received, plus any applicable sales charge (the "public offering price"). The sales charge on purchases of Class A shares of the Fund is as follows:

                                                                                            AMOUNT
                                                                                       OF SALES CHARGE
                                                       SALES CHARGE AS A PERCENTAGE       REALLOWED
                                                                    OF                    TO DEALERS
                                                       -----------------------------   AS A PERCENTAGE
                                                           PUBLIC        NET AMOUNT       OF PUBLIC
                                                       OFFERING PRICE     INVESTED     OFFERING PRICE*
                                                       ---------------   -----------   ----------------
AMOUNT OF INVESTMENT
Less than $100,000...................................      4.50%           4.71%            4.50%
$100,000 but less than $250,000......................      3.50%           3.63%            3.50%
$250,000 but less than $500,000......................      2.50%           2.56%            2.50%
$500,000 but less than $1,000,000....................      1.00%           1.01%            1.00%
$1,000,000 and over..................................      0.50%           0.50%            0.50%

* The staff of the Securities and Exchange Commission has indicated that dealers who receive more than 90% of the sales charge may be considered underwriters.

  The sales charge will not apply to purchases of Class A shares by: (a) BISYS or any of its affiliates; (b) Trustees or officers of the Fund; (c) directors or officers of BISYS or the Adviser or Sub-Adviser, or affiliates or bona fide full-time employees of any of the foregoing who have acted as such for not less than 90 days (including members of their immediate families and their retirement plans or accounts); or (d) retirement accounts or plans (or monies from retirement accounts or plans) for which there is a written service agreement between the Group and the plan sponsor, so long as such shares are purchased through the Fund; or (e) any person purchasing shares within an approved asset allocation or "wrap fee" program sponsored by a financial services organization. The sales charge also does not apply to shares sold to representatives of selling brokers and members of their immediate families.

                    QUANTITY DISCOUNTS IN THE SALES CHARGES

RIGHT OF ACCUMULATION

  The Fund permits sales charges on Class A shares to be reduced through rights of accumulation. For Class A shares, the schedule of reduced sales charges will be applicable once the accumulated value of the account has reached $100,000. For this purpose, the dollar amount of the qualifying concurrent or subsequent purchase is added to the net asset value of any other Class A shares owned at the time by the investor. The sales charge imposed on the Class A shares being purchased will then be at the rate applicable to the aggregate of Class A shares purchased. For example, if the investor held Class A shares valued at $100,000 and purchased an additional $20,000 of shares of the Fund (totalling an investment of $120,000), the sales charge for the $20,000 purchase would be at the next lower sales charge on the schedule (i.e., the sales charge for purchases over $100,000 but less than $250,000). There can be no assurance that investors will receive the cumulative discounts to which they may be entitled unless, at the time of placing their purchase order, the investors, their dealers, or Service Organizations make a written request for the discount. The cumulative discount program may be amended or terminated at any time. This particular privilege does not entitle the investor to any adjustment in the sales charge paid previously on purchases of shares of the Fund. If the investor knows that he will be making additional purchases of shares in the future, he may wish to consider executing a Letter of Intent.

LETTER OF INTENT

  The schedule of reduced sales charges is also available to Class A investors who enter into a written Letter of Intent providing for the purchase, within a 13-month period, of Class A shares of the Fund. Shares of the Fund previously purchased during a 90-day period prior to the date of receipt by the Fund of the Letter of Intent which are still owned by the shareholder may also be included in determining the applicable reduction, provided the shareholder, dealer, or Service Organization notifies the Fund of such prior purchases.

  A Letter of Intent permits an investor in Class A shares to establish a total investment goal to be achieved by any number of investments over a 13-month period. Each investment made during the period will receive the reduced sales commission applicable to the amount represented by the goal as if it were a single investment. A number of shares totalling 5% of the dollar amount of the Letter of Intent will be held in escrow by the Fund in the name of the shareholder. The initial purchase under a Letter of Intent must be equal to at least 5% of the stated investment goal.

  The Letter of Intent does not obligate the investor to purchase, or the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the 13-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charges actually paid. The Fund is authorized by the shareholder to liquidate a sufficient number of escrowed shares to obtain such difference. If the goal is exceeded and purchases pass the next sales charge level, the sales charge on the entire amount of the purchase that results in passing that level and on subsequent purchases will be subject to further reduced sales charges in the same manner as set forth under "Right of Accumulation," but there will be no retroactive reduction of sales charges on previous purchases. At any time while a Letter of Intent is in effect, a shareholder may, by written notice to the Fund, increase the amount of the stated goal. In that event, shares purchased during the previous 90-day period and still owned by the shareholder will be included in determining the applicable sales charge reduction. The 5% escrow and minimum purchase requirements will be applicable to the new stated goal. Investors electing to purchase Class A Shares pursuant to a Letter of Intent should carefully read the application for Letter of Intent which is available from the Fund.

CLASS B SHARES

  The Fund offers its Class B shares at their net asset value next determined after a purchase order has been received. No sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC") is, however, imposed on certain redemptions of Class B shares. For example, if Class B shares are redeemed during the period of one year following their purchase, a 5.00% CDSC is charged. The amount of the CDSC declines in subsequent years so that a shareholder will not be subject to any CDSC in the case of redemptions made after the shareholder has owned the Shares for five full years. See "Redemption of Fund Shares" for more information on the CDSC. On the eighth anniversary of their purchase date, Class B shares (including Shares purchased with dividends attributable to those Class B shares) automatically convert to Class A shares.

  For purchases of $500,000 or more, the Fund believes that it is preferable for an investor to purchase Class A rather than Class B shares. This belief is based on an assessment of the relative costs of the two classes, including applicable sales charge or CDSC and Service and Distribution Fees. (See "Factors to Consider When Selecting Class A Shares or Class B Shares") Accordingly, the Fund has adopted guidelines directing authorized brokers, investment advisers and Service Organizations that purchases of $500,000 or more by their clients should be of Class A shares. The Fund reserves the right to vary these guidelines at any time.

FACTORS TO CONSIDER WHEN SELECTING CLASS A SHARES OR CLASS B SHARES

  Before purchasing Shares of the Fund, investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution fees and potential contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, to the extent that there is no sales charge for Class A Shares or the sales charge is reduced by one of the methods described above, Class A Shares become more desirable.

  Although Class A Shares are subject to a distribution and service fee, they are not subject to the higher distribution and service fee applicable to Class B Shares. For this reason, Class A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Class A Shares that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in the Fund than purchasers of Class B Shares.

  As described above, purchasers of Class B Shares will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Class B Shares. Because future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Class B Shares would, however, own Shares that are subject to higher annual expenses and, for a five-year period, such Shares would be subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this five-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual Class B Shares' distribution and service fees to the cost of the initial sales charge and distribution and service fees on the Class A Shares. Over time, the expense of the annual distribution and service fees on the Class B Shares may equal or exceed the initial sales charge, if any, and annual distribution and service fees applicable to Class A Shares. If net asset value remains constant, the aggregate distribution and service fees with respect to Class B Shares would eventually equal or exceed the initial sales charge and aggregate distribution fees of Class A Shares. In order to reduce such fees of investors that hold Class B Shares for more than seven years, Class B Shares will be automatically converted to Class A Shares as described above at the end of such seven-year period.

MINIMUM PURCHASE REQUIREMENTS


  The minimum initial investment in the Fund is $5,000 and any subsequent investments must be at least $500. All initial investments should be accompanied by a completed Account Application unless otherwise agreed upon when purchases are made through an authorized securities dealer or financial institution. The Fund reserves the right to reject purchase orders.


PURCHASE OF FUND SHARES

  Certificates for shares are not issued. The Transfer Agent maintains records of each shareholder's holdings of Fund shares, and each shareholder receives a monthly statement of transactions, holdings and dividends.

  An investment may be made using any of the following methods:

  THROUGH AN AUTHORIZED BROKER, INVESTMENT ADVISER OR SERVICE ORGANIZATION. Shares are available to new and existing shareholders through authorized brokers, investment advisers and Service Organizations. To make an investment using this method, an Account Application must have been completed and the customer must notify the broker, investment adviser or Service Organization of the amount to be invested. The broker will then contact the Fund to place the order.


  Orders received by the broker or Service Organization in proper order prior to the determination of net asset value and transmitted to the Fund prior to the close of its business day (which is currently 4:00 p.m., Eastern Time), will become effective that day. Brokers who receive orders are obligated to transmit them promptly. Written confirmation of an order should be received a few days after the broker has placed the order.



  THROUGH THE FUND. Orders may be placed directly with the Fund. For an initial investment, the investor should submit a completed Account Application together with a check or other negotiable bank draft for at least $5,000 to:


     THE SHELBY FUND
     P.O. Box 182698
     Columbus, Ohio 43218-2698

  NO THIRD PARTY OR FOREIGN CHECKS WILL BE ACCEPTED. An Account Application may be obtained by calling the Fund at (800) 774-3529.


  Subsequent investments may be made by sending a check or other negotiable bank draft for at least $500 to the same address. The investor's letter of instruction should include: (a) the name of the Fund and class of shares to be purchased; and (b) the account number.


  If orders placed through the Fund's Distributor are paid for by check, the order becomes effective on the day on which funds are made available with respect to the check, which will be the same day of receipt of the check if the check is received by 2:00 p.m., Eastern Time. A customer who purchases Fund shares through the Distributor by personal check will be permitted to redeem those shares only after the purchase check has been collected, which may take up to 15 days or more. Customers who anticipate the need for more immediate access to their investment should purchase shares with Federal funds. A customer purchasing Fund shares through a Shareholder Servicing Agent should contact his or her Shareholder Servicing Agent with respect to the ability to purchase shares by check and the related procedures.

  BY WIRE. Investments may be made directly through the use of wire transfers of Federal funds. An investor's bank may wire Federal funds to the Fund. In most cases, the bank will either be a member of the Federal Reserve Banking System or have a relationship with a bank that is a member. The bank will normally charge a fee for handling the transaction. A completed Account Application must be overnighted to The Shelby Fund, 3435 Stelzer Road, Columbus, Ohio 43219-8021. Notification must be given to the Fund at 1-800-774-3529 prior to 4:00 p.m., Eastern Time, of the wire date. Federal funds purchases will be accepted only on a day on which the Fund, the Distributor and the custodian bank are all open for business. To purchase shares by a Federal funds wire, investors should first contact the Fund at 1-800-774-3529 for complete instructions.

  Investors who have read the Prospectus may establish a new regular account through the Wire Desk; IRAs and other qualified retirement plan accounts may not be opened in this way. When new accounts are established by wire, the distribution options will be set to reinvest all dividends and the social security or tax identification number ("TIN") will not be certified until a signed application is received. Completed applications should be forwarded immediately to the Fund. By using the Account Application, an investor may specify other distribution options and may add any special features offered by the Fund. Should any dividend distributions or redemptions be paid before the TIN is certified, they will be subject to 31% Federal tax withholding.

  BY TELEPHONE.  Shares of the Fund may be purchased by calling the Fund at
(800) 774-3529, if your Account Application has been previously received by the Distributor. Payment for Shares ordered by telephone is made by electronic transfer to the Fund's custodian. Prior to wiring funds and in order to ensure that wire orders are invested promptly, investors must call the Fund at the number above to obtain instructions regarding the bank account number to which the funds should be wired and other pertinent information.

  OTHER PURCHASE INFORMATION. Purchases of the Fund's Shares will be made in full and fractional Shares. The Fund reserves the right, in its sole discretion, to suspend the offering of Shares, reject any proposed new account or reject any purchase order (including purchases made with foreign and third party drafts or checks) when, in the judgment of its management, such suspension or rejection is in the best interests of the Fund; to waive any minimum initial and subsequent investment requirements for certain investors; and to redeem Shares if information provided in the application proves to be incorrect in any material manner.

                           REDEMPTION OF FUND SHARES

  Shareholders may redeem their shares, in whole or in part on any Business Day. If a shareholder holds shares in more than one class of the Fund, any request for redemption must specify the class from which shares are to be redeemed. In the event a shareholder fails to make such a specification or if there are insufficient shares of the specified class to satisfy the redemption order, the redemption order will be delayed until the Fund's transfer agent receives further instructions from the shareholder.

  Class A and Class B shares will be redeemed at the net asset value next determined after a redemption request in good order has been received by the Fund, provided that for Class B shares, redemption proceeds will be reduced by any applicable CDSC. A CDSC payable to the Distributor is imposed on any redemption of Class B shares that causes the current value of a Class B shareholder's account to fall below the dollar amount of all payments by the shareholder for the purchase of Class B shares ("purchase payments") during the preceding five years. No charge is imposed to the extent the net asset value of the Class B shares to be redeemed does not exceed (a) the current net asset value of the Class B shares purchased through the reinvestment of dividends or capital gains distributions, plus (b) increases in the net asset value of the share-holder's Class B shares above the purchase payments made during the preceding five years.

  In circumstances in which the CDSC is imposed, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. With respect to Class B share redemptions only, the purchase payment from which a redemption is made is assumed to be the earliest purchase payment from which a full redemption has not already been effected. Solely for purposes of determining the number of years since a purchase payment, all purchase payments during a month will be aggregated and deemed to have been made on the last day of the preceding month. The following table sets forth the rates of the charge for redemptions of Class B shares of the Fund.

                      CONTINGENT DEFERRED
YEARS SINCE PURCHASE     SALES CHARGE
--------------------  -------------------
         1                    5.0%
         2                    4.0%
         3                    3.0%
         4                    2.0%
         5                    1.0%
         6                      0%
         7                      0%

  Following the eighth anniversary of their purchase date, Class B shares will convert automatically to Class A shares and thereafter will be subject to the lower service and distribution plan fees applicable to Class A shares. See "Distributor and Distribution Plans."

  WAIVERS OF CDSC. The Class B CDSC will be waived on (a) involuntary redemptions; and (b) redemptions of shares in connection with a combination of any investment company with the Fund by merger, acquisition of assets or otherwise. The CDSC will also be waived for the classes of investors for which the initial sales charge is waived on purchases of Class A shares. (See "Pricing of Fund Shares--Class A Shares.")

  Where the shares of any class to be redeemed have been purchased by check, the redemption request will be held until the purchasing check has cleared, which may take up to 15 days or more. Shareholders may avoid this delay by investing through wire transfers of Federal funds. During the period prior to the time the shares are redeemed, dividends on the shares will continue to accrue and be payable and the shareholder will be entitled to exercise all other beneficial rights of ownership.

  Once the shares are redeemed, the Fund will ordinarily send the proceeds by check to the shareholder at the address of record on the next business day. The Fund may, however, take up to seven days to make payment, although this will not be the customary practice. Also, if the New York Stock Exchange is closed (or when trading is restricted) for any reason other than the customary weekend or holiday closing or if an emergency condition as determined by the SEC merits such action, the Fund may suspend redemptions or postpone payment dates. A redemption may be a taxable transaction on which gain or loss may be recognized.

  REDEMPTION METHODS. To ensure acceptance of a redemption request, it is important that shareholders follow the procedures described below. Although the Fund has no present intention to do so, the Fund reserves the right to refuse or to limit the frequency of any telephone or wire redemptions. Of course, it may be difficult to place orders by telephone during periods of severe market or economic change, and a shareholder should consider alternative methods of communications, such as couriers. The Fund's services and their provisions may be modified or terminated at any time by the Fund. If the Fund terminates any particular service, it will do so only after giving written notice to shareholders. Redemption by mail will always be available to shareholders. Requests in "proper order" must include the following documentation: (a) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (b) any required signature guarantees (see "Signature Guarantees" below); and (c) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

  A shareholder may redeem shares using any of the following methods:

  Through an Authorized Broker, Investment Adviser or Service Organization. The shareholder should contact his or her broker, investment adviser or Service Organization and provide instructions to redeem shares. Such organizations are responsible for prompt transmission of orders. The broker will contact the Fund and place a redemption trade. The broker may charge a fee for this service.

  BY MAIL. Shareholders may redeem shares by sending a letter directly to the Fund. To be accepted, a letter requesting redemption must include: (a) the Fund's name, class of shares and account registration from which shares are being redeemed; (b) the account number, (c) the amount to be redeemed; (d) the signatures of all registered owners; and (e) a signature guarantee by any eligible guarantor institution including members of national securities exchanges, commercial banks or trust companies, broker-dealers, credit unions and savings associations. Corporations partnerships, trusts or other legal entities will be required to submit additional documentation.

  BY TELEPHONE. Shareholders may redeem shares by calling the Fund toll free at 1-800-774-3529. Be prepared to give the telephone representative the following information: (a) the account number, social security number and account registration; (b) the name of the class and the Fund from which shares are being redeemed; and (c) the amount to be redeemed. Telephone redemptions are available unless otherwise indicated on the Account Application. The Shareholder may have the proceeds mailed to his or her address or mailed, wired or electronically transferred to a commercial bank account previously designated on the Account Application. Under most circumstances, wire payments will be transmitted on the next Business Day and electronic transfer will be on the Second Business Day. Wire redemption requests may be made by the Shareholder by telephone to the Fund at (800) 774-3529. The then-current wire redemption charge, presently $10.00, will be deducted from proceeds of a wire redemption. The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine. Telephone Redemption and Telephone Exchange will be suspended for a period of 10 days following a telephonic address change.

  BY WIRE. Shareholders may redeem shares by contacting the Fund by mail or telephone and instructing the Fund to send a wire transmission to the shareholder's bank.

  The shareholder's instructions should include: (a) the account number, social security number and account registration; (b) the name of the class and the Fund from which shares are being redeemed; and (c) the amount to be redeemed. Wire redemptions can be made unless otherwise indicated on the shareholder's Account Application, and a copy is attached of a void check on an account where proceeds are to be wired. The bank may charge a fee for receiving a wire payment on behalf of its customer.

  SYSTEMATIC WITHDRAWAL PLAN. An owner of $12,000 or more of shares of the Fund may elect to have periodic redemptions made from his account to be paid on a monthly, quarterly, semi-annual or annual basis. No CDSC will be imposed on redemptions of Class B shares pursuant to a systematic withdrawal plan. The maximum withdrawal per year is 12% of the account value at the time of the election. A sufficient number of shares to make the scheduled redemption will normally be redeemed on the date selected by the shareholder. Depending on the size of the payment requested and fluctuation in the net asset value, if any, of the shares redeemed, redemptions for the purpose of making such payments may reduce or even exhaust the account. A shareholder may request that these payments be sent to a predesignated bank or other designated party. Capital gains and dividend distributions paid to the account will automatically be reinvested at net asset value on the distribution payment date.

  REINSTATEMENT PRIVILEGE. A shareholder who has redeemed Class A shares on which a sales charge was paid may reinvest, without a sales charge, up to the full amount of such redemption at the net asset value determined at the time of the reinvestment within 30 days of the original redemption. This privilege is not applicable with respect to any CDSC imposed on redemptions of Class B shares. The shareholder must reinvest in the same class and the same account from which the shares were redeemed. A redemption is a taxable transaction and gain may be recognized for federal income tax purposes even if the reinstatement privilege is exercised. Any loss realized upon the redemption will not be recognized as to the number of shares acquired by reinstatement, except through an adjustment in the tax basis of the shares so acquired. See "Dividends and Taxes" for an explanation of circumstances in which a sales charge paid to acquire shares of a Fund may not be taken into account in determining gain or loss on the disposition of those shares.

  REDEMPTION OF SMALL ACCOUNTS. Due to the disproportionately higher cost of servicing small accounts, the Fund reserves the right to redeem on not less than 30 days' notice, an account in the Fund that has been reduced by a shareholder (not by market action) to $1,000 or less. No CDSC will be imposed on Class B shares so redeemed. Moreover, if during the 30-day notice period the shareholder purchases sufficient shares to bring the value of the account above $1,000, the account will not be redeemed.

  REDEMPTION IN KIND. All redemptions of shares of the Fund shall be made in cash, except that the commitment to redeem shares in cash extends only to redemption requests made by each shareholder of the Fund during any 90-day period of up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests by shareholders in excess of such amounts, the Board of Trustees reserves the right to have the Fund make payment, in whole or in part, in securities or other assets, in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued generally in the same manner as the securities of the Fund are valued generally. The value of securities payable in kind for a redemption of Class B shares would reflect the deduction of any applicable CDSC. If the recipient were to sell such securities, he or she would incur brokerage charges.

  SIGNATURE GUARANTEES. To protect shareholder accounts, the Fund and the Administrator from fraud, signature guarantees may be required to enable the Fund to verify the identity of the person who has authorized a redemption by mail from an account. Signature guarantees are required for (1) redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address, (2) a redemption of $25,000 or more, and (3) share transfer requests. Signature guarantees may be obtained from certain eligible financial institutions, including but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities and Transfer Association Medallion Program ("STAMP"), the Stock Exchange Medallion Program ("SEMP") or the New York Stock Exchange Medallion Signature Program ("MSP"). The signature guarantee requirement will be waived if all of the following conditions apply: (i) the redemption check is payable to the Shareholder(s) of record and (ii) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the account application. Such wire redemption requests may be made by the Shareholder by telephone to the Fund. There is no charge for having redemption requests mailed to a designated bank account. Shareholders may contact the Fund at 1-800-774-3529 for further details.

                              DIVIDENDS AND TAXES

DIVIDENDS

  The Fund generally intends to declare its net investment income quarterly as a dividend to Shareholders at the close of business on the day of declaration, and will generally pay such dividends quarterly. The Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A Shareholder will automatically receive all ordinary income and capital gain dividends in additional full and fractional Shares of the Fund reinvested in the Fund at declaration date NAV on pay date, unless the Shareholder elects to receive such dividends in cash. Such election must be made on the account application, and any change in such election must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends having record dates after its receipt by the Transfer Agent. Dividends are paid in cash no later than seven business days after a Shareholder's complete redemption of his or her Shares. Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of the Fund's earnings and profits as determined for tax purposes.

  If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the declaration date. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

  The following discussion is intended for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable State or local law.

  The Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund qualifies as a regulated investment company and timely distributes all of its income, the Fund generally will not pay any U.S. federal income or excise tax.

  A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Dividends paid out of the Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a U.S. Shareholder as ordinary income. A portion of the Fund's income may consist of dividends paid by U.S. corporations. Therefore, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are generally taxable as long-term capital gains, regardless of how long the Shareholder has held the Fund's Shares. Dividends are taxable to Shareholders in the same manner whether received in cash or reinvested in additional Fund Shares.

  Prior to purchasing Shares, the impact of ordinary income or capital gain dividends which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Ordinary income and capital gains dividends paid after a purchase of Shares will result in the shareholder receiving a portion of his or her investment back as a taxable dividend or distribution, subject to federal income taxes, although in some circumstances the dividends may be, as an economic matter, a return of capital. A Shareholder should consult his or her adviser for special advice.

  Each year, the Fund will notify Shareholders of the tax status of dividends and distributions.

  Any gain or loss realized by a Shareholder upon the sale or other disposition of Shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares.

  Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies when Class A shares of the Fund are redeemed or exchanged within 90 days after the date they were purchased and new Class A shares of the Fund are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the redemption will be determined by excluding from the tax basis of the Class A shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired Class A shares is reduced as a result of having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new Class A shares.

  The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

  Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES

  The Group is organized as a Massachusetts business trust and, under current law, neither the Group nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company under the Code.

  Fund distributions may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the particular tax consequences to them of an investment in the Fund, including the application of state and local tax laws.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's funds. There are currently five Trustees, two of whom are "interested persons" of the Group within the meaning of that term under the 1940 Act. The Group will be managed by the Trustees in accordance with the laws of Massachusetts governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

  The Trustees receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, Inc. or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Fund for acting as administrator. BISYS Fund Services Ohio, Inc.

receives fees from the Fund for acting as transfer agent and for providing certain fund accounting services.

INVESTMENT ADVISER AND SUB-INVESTMENT ADVISER

  Shelby County Trust Bank, Shelbyville, Kentucky 40066, (the "Adviser"), is the investment adviser for the Fund. Shelby County Trust Bank was organized in 1881, is a full service bank and trust company and is a wholly-owned subsidiary of Commonwealth Bancshares Inc. of Shelbyville, Kentucky. SMC Capital, Inc., Louisville, Kentucky 40207 (the "Sub-Adviser"), is the sub-investment adviser for the Fund and has been engaged to provide day-to-day investment advisory services to the Fund. SMC Capital, Inc. is a registered investment adviser established in 1993.

  The following individuals serve as managers for the Fund:

    DARRELL R. WELLS, Chairman and Chief Executive Officer of SMC Capital, Inc., Harvard University, A.B. (1965); SMC Capital, Inc. (1993-present); Security Management (1972-present).

    JAMES C. SHIRCLIFF, CFA, Executive Vice-President and Director of Research of SMC Capital, Inc., University of Louisville, B.S. (1972); SMC Capital, Inc. (1997-present); Executive Investment Advisors (1992-1997); Southeastern Asset Management (1986-1991); Oppenheimer Management Company (1985-1986); Oppenheimer and Company (1983-1985); First Kentucky Trust Company (1973-1983).

    GREG E. DEUSER, CFA, Senior Vice-President of SMC Capital, Inc., University of Louisville, B.S. (1982); SMC Capital, Inc. (1998-present); Commonwealth Bancshares Inc. (1997-1998); Stegner Investment Associates (1996-1997); Executive Investment Advisors (1995-1996); PRIMCO Capital Management (1986-
  1995).

  Subject to the general supervision of the Group's Board of Trustees and in accordance with the Fund's investment objective, policies and restrictions, the advisers manage the investments of the Fund, make decisions with respect to and place orders for all purchases and sales of the Fund's portfolio securities, and maintain the Fund's records relating to such purchases and sales.

  For the services provided and expenses assumed pursuant to its investment advisory agreement with the Fund, the Adviser receives a fee from the Fund computed daily and paid monthly, at the annual rate of up to one percent (1.00%) of the Fund's average daily net assets. The Adviser in turn pays the Sub-Adviser a fee equal to .40% of the Fund's first $30 million in net assets, .50% of the next $10 million of the Fund's net assets, and .60% of the Fund's net assets in excess of $40 million.

ADMINISTRATOR AND DISTRIBUTOR

  BISYS Fund Services, Inc. is the administrator for the Fund and also acts as the Fund's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates).

  The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Fund, the Administrator receives a fee from the Fund computed daily and paid periodically, calculated at an annual rate of up to 0.20% of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee to increase the net income of the Fund available for distribution as dividends. The Administrator may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield and total return of the Fund to be higher than it would otherwise be in the absence of such a waiver.

  The Distributor acts as agent for the Fund in the distribution of its Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under the Group's Distribution Agreement for providing these services to the Fund.

EXPENSES AND PORTFOLIO TRANSACTIONS

  The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

  The policy of the Fund, regarding purchases and sales of securities for its portfolio, is that primary consideration is to be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers whom the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

  Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research or execution services. In order to cause the Fund to pay such higher commissions, the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Adviser's overall responsibilities to the Fund. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage and/or research services provided, or to determine what portion of the compensation should be related to those services.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

  BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Fund's transfer agent (the "Transfer Agent") pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services Ohio, Inc. also provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services. See "MANAGEMENT OF THE GROUP--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

CUSTODIAN

  Fifth Third Bank, Cincinnati, Ohio (the "Custodian") serves as custodian for the Fund. Pursuant to the Custodian Agreement with the Group, the Custodian receives compensation from the Fund for such services in an amount equal to a designated annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

BANKING LAWS

  The Adviser believes that it possesses the legal authority to perform the advisory services for the Fund contemplated by the investment advisory agreement, as described in this Prospectus, without violation of applicable banking laws and regulations. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser could continue to perform such services for the Fund. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in financial losses to any Share-holder. See "MANAGEMENT OF THE GROUP--Banking Laws" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

  The Group was organized as a Massachusetts business trust on January 8, 1992. The Group consists of several funds organized as separate series of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

  The Fund offers three Classes of shares, A, B and Y which have different expenses that affect performance. Class Y shares are offered only to certain eligible institutional investors. For further information, telephone the Distributor at (800) 774-3529.

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series or class except as otherwise expressly required by law. For example, shareholders of each fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a particular fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that fund's investment advisory agreement. A class of Shares will vote alone with respect to matters affecting only that class.

  Overall responsibility for the management of the Fund is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP--Trustees of the Group." Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  Annual or special meetings of shareholders are not generally required by the Declaration of Trust, the 1940 Act or other applicable authority. To the extent that such meetings are not required, the Group may elect not to have an annual or special meeting. The Group has undertaken that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

PERFORMANCE INFORMATION

  From time to time, the Fund may advertise its average annual total return, aggregate total return, yield and effective yield in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since the establishment of the Fund. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the ending redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the Fund's net investment income per Share (as calculated on a yield to maturity basis) earned during a recent 30-day period by the Fund's per

Share maximum offering price on the last day of the period and annualizing the result. In addition, from time to time, the Fund may present its distribution rates in supplemental sales literature that is accompanied or preceded by a prospectus and in Shareholder reports. Distribution rates will be computed by dividing the distribution per Share made by the Fund over a twelve-month period by the maximum offering price per Share on the last day of the period. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The distribution rate differs from the yield, because, among other things, it includes capital items which are often non-recurring in nature, whereas yield does not include such items.

  Investors may also judge the performance of the Fund by comparing or referencing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services which may be published by such services or by other services or publications. In addition to performance information, general information about the Fund that appears in such publications may be included in advertisements and in reports to Shareholders.

  Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. To the extent the Adviser or the Distributor voluntarily waives all or part of their respective fees with respect to the Fund, the yield and total return of the Fund will be higher than they would be in the absence of such voluntary fee waivers.


  Set forth below is certain performance data for the Fund illustrating the Fund's average annual total return for Class Y Shares only for various periods ended March 31, 1998. Class A and Class B shares were not offered until November 3, 1998. The performance shown for the Fund includes performance of certain common trust funds and collective investment funds (the "Commingled Funds") which were managed with full investment authority by principals of SMC Capital, Inc. prior to the establishment of the Fund on July 1, 1994. The assets of the Commingled Funds were converted into assets of the Fund upon the establishment of the Fund. These Commingled Funds were operated with the same investment objective and used investment strategies and techniques that are in all material respects equivalent to those used for the Fund. During the time period of their existence the Commingled Funds were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds' performance may have been adversely affected.


      AVERAGE ANNUAL TOTAL RETURN FOR
   VARIOUS PERIODS ENDED MARCH 31, 1998
One Year...........................  39.31%
Five Years.........................  16.49%
Ten Years..........................  18.53%
Since Inception (1/1/81)...........  15.78%

  Additional information regarding the investment performance of the Fund is contained in the annual report of the Fund which may be obtained without charge by writing or calling the Fund.

THE YEAR 2000 ISSUE

  The Fund relies extensively on various computer systems in carrying out its business activities, including the computer systems employed by the Adviser, the Sub-Adviser, the Administrator and Distributor, the Transfer Agent and the Custodian (collectively, the "Service Providers"). In this connection, the Fund is aware of the so-called "Year 2000 Issue" which involves the potential problems that may be confronted by computer systems users the day after December 31, 1999, when computers using date-sensitive software must be able to properly identify the Year 2000 in their systems. In the event that a computer system fails to make the proper identification of the Year 2000, this could result in a system failure or miscalculation causing disruptions of operations such as pricing errors and account maintenance failures. The Fund is working with the Service Providers to take steps that are reasonably designed to address the Year 2000 Issue with respect to the computer systems relied upon by the Fund. The Fund has no reason to believe that these steps will not be sufficient to avoid any material adverse impact on its operations, although there can be no assurance of this. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Fund and the Service Providers at this time but could have a material adverse impact on the operations of the Fund and the Service Providers.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and audited annual reports describing the investment operations of the Fund.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the Fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (i) 67% or more of the votes of Shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (ii) the holders of more than 50% of the outstanding votes of Shareholders of the Fund.

  Inquiries regarding the Fund may be directed in writing to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 774-3529.

INVESTMENT ADVISER
Shelby County Trust Bank
P.O. Box 249
Shelbyville, Kentucky 40066

SUB-INVESTMENT ADVISER
SMC Capital, Inc.
4350 Brownsboro Road
Suite 310
Louisville, Kentucky 40207

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006

AUDITORS
Arthur Andersen LLP
2300 Meidinger Tower
Louisville Galleria
Louisville, Kentucky 40202


TABLE OF CONTENTS
                                        PAGE
                                         --
Prospectus Summary....................    2
Fee Table.............................    3
Financial Highlights..................    4
Investment Objective and Policies.....    5
Investment Restrictions...............   10
Valuation of Shares...................   11
How to Purchase and Redeem Shares.....   11
Pricing of Fund Shares................   12
Quantity Discounts in the Sales
  Charges.............................   13
Redemption of Fund Shares.............   16
Dividends and Taxes...................   20
Management of the Group...............   21
General Information...................   24


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

UYYYYYYYYYYW
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VVVVVVVVVVVX

                               CLASS A & CLASS B


                                     SHARES


                            SHELBY COUNTY TRUST BANK

                               INVESTMENT ADVISER

                               SMC CAPITAL, INC.

                             SUB-INVESTMENT ADVISER

                           BISYS FUND SERVICES, INC.

                       PROSPECTUS DATED NOVEMBER 3, 1998

                                THE SHELBY FUND
                                 CLASS Y SHARES

3435 Stelzer Road                                      For current yield, purchase, and redemption
Columbus, Ohio 43219                                   information, call 800-774-3529

     The Coventry Group (the "Group") is an open-end management investment company that consists of several separate investment portfolios. This Prospectus relates only to The Shelby Fund (the "Fund"). The Fund is a diversified investment portfolio of the Group.

     The Fund's investment objective is to seek capital appreciation. The Fund invests primarily in a diversified portfolio of equity securities. There can be no assurance that the Fund will be successful in achieving its investment objective.

     Shelby County Trust Bank, Shelbyville, Kentucky (the "Adviser") acts as the investment adviser to the Fund. SMC Capital, Inc., Louisville, Kentucky (the "Sub-Adviser") acts as sub-investment adviser to the Fund.

     BISYS Fund Services, Inc., Columbus, Ohio (the "Distributor") acts as the Fund's administrator and distributor. BISYS Fund Services Ohio, Inc., Columbus, Ohio, acts as the Fund's transfer agent (the "Transfer Agent") and performs certain accounting services for the Fund.

     A Statement of Additional Information bearing the same date as this Prospectus, containing additional and more detailed information about the Fund, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety into this Prospectus. It is available upon request without charge by writing to the Fund at its address or by calling the Fund at the telephone number shown above. The Commission maintains an Internet website (http://www.sec.gov) that contains the Statement of Additional Information, material that is incorporated by reference and other information about the Fund.

     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. Investors should read this Prospectus and retain it for future reference.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY SHELBY COUNTY TRUST BANK OR ITS AFFILIATES, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY. INVESTMENTS IN THE FUND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
                               ------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE COMMISSION ("COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR
    HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
      ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                     --------------------------------------

                THE DATE OF THIS PROSPECTUS IS NOVEMBER 3, 1998

                               PROSPECTUS SUMMARY


The Fund..................................   The Shelby Fund (the "Fund"), a diversified investment
                                             portfolio of The Coventry Group, an open-end,
                                               management investment company organized as a
                                               Massachusetts business trust (the "Group").

Shares Offered............................   Class Y Shares of beneficial interest ("Shares" or
                                             "Class Y Shares") of the Fund. This prospectus offers
                                               only Class Y Shares. Only certain investors are
                                               eligible to purchase Class Y Shares.

Offering Price............................   The public offering price of the Fund is equal to the
                                             net asset value per Share.

Minimum Purchase..........................   The minimum initial investment is $5,000. The minimum
                                               amount for subsequent investments is $500.

Investment Objective......................   The Fund seeks capital appreciation.

Investment Policy.........................   Under normal market conditions, the Fund will invest
                                             primarily in a diversified portfolio of equity
                                               securities.

Investment Adviser and Sub-Investment
Adviser...................................   Shelby County Trust Bank serves as the investment
                                             adviser (the "Adviser") and SMC Capital Inc. (the
                                               "Sub-Adviser") serves as the sub-investment adviser
                                               to the Fund.

Dividends and Capital Gains...............   Dividends from net income are declared quarterly and
                                             paid quarterly. Net realized capital gains are
                                               distributed at least annually.

Distributor...............................   BISYS Fund Services, Inc., Columbus, Ohio (the
                                               "Distributor").

                                   FEE TABLE

Shareholder Transaction Expenses(1).........................  None
ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)
     Management Fees........................................  1.00%
     Other Expenses (After Fee Waiver)(2)...................   .29%
     Total Fund Operating Expenses (After Fee Waiver)(3)....  1.29%

---------

(1) A wire redemption charge (currently $10) is deducted from the amount of a wire redemption payment made at the request of a shareholder.

(2) During the period, the Administrator voluntarily waived a portion of its administration fee. Absent the waiver of these fees, "Other Expenses" as a percentage of average daily net assets would have been .34%.

(3) If the Administrator had not voluntarily agreed to the waiver of a portion of its administration fee, "Total Fund Operating Expenses" as a percentage of average daily net assets would have been 1.34%.

EXAMPLE

                                                              1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                              ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment, assuming (i) a 5% annual return, and (ii) redemption at
  the end of each time period...............................   $13       $41       $71       $156

     The purpose of the above table is to assist a potential investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly.

       THE FOREGOING EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF
      PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN
                                  THOSE SHOWN.

     Additional information relating to the status of the Fund prior to its registration as an investment company with the Securities and Exchange Commission on July 1, 1994 is included on Page 18 under "GENERAL
INFORMATION--Performance Information."

                              FINANCIAL HIGHLIGHTS

     The table below sets forth certain financial information for the Fund for the period July 1, 1994 (commencement of operations) to March 31, 1995 and for the fiscal years ended March 31, 1996, 1997 and 1998. These financial highlights have been derived from financial statements audited by Arthur Andersen LLP, independent certified public accountants, whose report thereon is incorporated by reference in the Statement of Additional Information.

                                                YEAR ENDED       YEAR ENDED       YEAR ENDED      JULY 1, 1994 TO
                                              MARCH 31, 1998   MARCH 31, 1997   MARCH 31, 1996   MARCH 31, 1995(A)
                                              --------------   --------------   --------------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD........        $11.13        $ 11.82           $10.99                  $10.00
                                              ----------       ----------       ----------        -----------
  INVESTMENT ACTIVITIES
  Net investment income (loss)..............       (0.15)           (0.09)           (0.06)              0.06
  Net realized and unrealized gains (loss)
    from investments........................        4.40            (0.19)            3.44               1.04
                                              ----------       ----------       ----------        -----------
       Total from Investment Activities.....        4.25            (0.28)            3.38               1.10
                                              ----------       ----------       ----------        -----------
  DISTRIBUTIONS
  Net investment income.....................          --               --               --              (0.06)
  Net realized capital gains................       (1.72)           (0.41)           (2.55)             (0.05)
                                              ----------       ----------       ----------        -----------
       Total Distributions..................       (1.72)           (0.41)           (2.55)             (0.11)
                                              ----------       ----------       ----------        -----------
NET ASSET VALUE, END OF PERIODS.............      $13.66             $11.13           $11.82                $10.99
                                              ----------       ----------       ----------        -----------
                                              ----------       ----------       ----------        -----------
TOTAL RETURN................................       39.31%           (2.80%)          31.41%             11.04%(b)
RATIOS/SUPPLEMENTAL DATA
Net Assets at end of period (000)...........     $90,544          $90,137          $95,357            $64,157
Ratio of expenses to average net assets.....        1.29%            1.29%            1.33%              1.41%(c)
Ratio of net investment income (loss) to
  average net assets........................       (0.95%)          (0.67%)          (0.58%)             0.74%(c)
Ratio of expenses to average net assets*....        1.34%            1.34%            1.38%              1.46%(c)
Ratio of net investment income (loss) to
  average net assets*.......................       (1.00%)          (0.72%)          (0.63%)             0.69%(c)
Portfolio turnover..........................      176.66%          204.06%          292.28%            101.86%
Average commission paid (d).................     $0.0622          $0.0617

---------

  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the rates would have been as indicated.
(a) Period from commencement of operations.
(b) Aggregate total return.
(c) Annualized.
(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged. Disclosure is not required for prior periods.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek capital appreciation. The Fund pursues this goal by investing in a diversified portfolio of equity securities, including relatively new or unseasoned ones, that the Sub-Adviser believes are likely to achieve superior growth in earnings. This growth is typically generated by increasing unit volume and expanding margins derived from developing new products, services and markets. The companies selected may be of various market capitalizations as long as the growth potential, in the Sub-Adviser's judgment, is significantly greater than average. The Fund will seek to take advantage of market volatility when fluctuations in securities' prices seem unjustified. In order to achieve this goal, positions may be initiated or increased when price declines occur or positions will be sold or reduced on price advances that appear unwarranted. This policy may well result in increased portfolio turnover than would otherwise be the case. There can be no assurances that the Fund will achieve its investment objective. This Fund is not appropriate for investors seeking predictable income or short-term preservation of capital.

  Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities, which are defined as common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks. The remainder of the Fund's assets may be invested in non-convertible corporate debt securities, U.S. Government securities, repurchase agreements and high quality money market instruments. The Fund may also engage in certain options transactions described below and invest in securities of other investment companies.

  The investment objective of the Fund is a fundamental policy and, as such, may not be changed without a vote of the holders of a majority of the outstanding Shares of the Fund (as defined in the Statement of Additional Information). The other policies of the Fund may be changed without a vote of the holders of a majority of Shares unless (i) the policy is expressly deemed to be a fundamental policy of the Fund or (ii) the policy is expressly deemed to be changeable only by such majority vote.


  CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics such as (1) higher yields than common stock, but lower yields than comparable nonconvertible securities, (2) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. As noted above, the Fund considers convertible securities to be equity securities and does not impose limitations on its investment in convertible securities based upon any rating assigned to such securities by rating organizations. (See discussion below concerning "Corporate Debt Securities").


  CORPORATE DEBT SECURITIES. The Fund may invest in certain debt securities consisting of bonds, notes and debentures of various U.S. corporate issuers. Because the market value of debt securities can be expected to vary inversely to changes in prevailing interest rates, investing in such debt securities can provide an opportunity for capital appreciation when interest rates are expected to decline. The Fund will invest in those debt securities that are, at the time of purchase, rated investment grade by one or more nationally recognized statistical rating organizations ("NRSROs"), or, if unrated, are deemed by the Adviser to be of comparable quality to those securities that are rated investment grade. Securities rated in the fourth highest rating category may have speculative characteristics even though they are of investment grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

  In the event a security was rated, at the time of purchase, in the top four rating categories of one or more of the specified rating agencies, and such security either ceases to be rated or has its rating reduced below such levels, the Adviser may, but is not required to, sell or exchange such security within a reasonable time thereafter, taking into consideration such factors as price, credit risk, market conditions and interest rates. For a description of securities rated within the fourth highest rating category of NRSROs, see "INVESTMENT OBJECTIVE AND POLICIES" in the Statement of Additional Information.

  U.S. GOVERNMENT SECURITIES. The types of U.S. Government obligations invested in by the Fund will include obligations issued or guaranteed as to payment of principal and interest by the full faith and credit of the U.S. Treasury consisting of Treasury bills, notes, bonds and certificates of indebtedness, and obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government, but not supported by such full faith and credit. The guarantee that is provided by the U.S. Government, its agencies and instrumentalities extends only to the payment of principal and interest by the issuer of the underlying security. It does not extend to the market value of such security, nor does it extend to the value of the Fund's shares.


  FOREIGN SECURITIES. The Fund may invest up to 10% of its total assets directly in the debt and equity securities of foreign issuers. For purposes of this limitation, securities traded on a U.S. securities exchange or other U.S. trading market are not treated as a foreign security. In addition, the Fund may also indirectly invest in foreign securities through the purchase of sponsored American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") and may also invest in securities issued by foreign branches of U.S. banks and foreign banks, in Canadian commercial paper, and in Europaper (U.S. dollar-denominated commercial paper of a foreign issuer). For a discussion of the risks associated with investments in foreign securities, see "INVESTMENT OBJECTIVE AND POLICIES--Risk Factors and Special Considerations."


OTHER INVESTMENT TECHNIQUES

  REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and from registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees. The seller agrees to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. Securities subject to repurchase agreements must be of the same type and quality as those in which the Fund may invest directly. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at an amount equal to the repurchase price (including accrued interest). This requirement will be continually monitored by the Adviser. In addition, securities subject to a repurchase agreement will be held in a segregated account. If the seller were to default on its repurchase obligation or become insolvent, the Fund would suffer a loss if the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or the disposition of such securities by the Fund were delayed pending court action. Repurchase agreements are considered to be loans collateralized by the underlying security under the Investment Company Act of 1940 (the "1940 Act"). For further information about repurchase agreements, see "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS--Additional Information on Portfolio Instruments--Repurchase Agreements" in the Statement of Additional Information.

  REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the investment restrictions described below. Pursuant to such agreements, the Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account liquid high grade debt securities, such as U.S. Government securities, consistent with its investment restrictions, having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities. A reverse repurchase agreement is considered to be a borrowing by an investment company under the 1940 Act. For further information about reverse repurchase agreements, see "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS--Additional Information on Portfolio Instruments--Reverse Repurchase Agreements" in the Statement of Additional Information.


  SHORT SALES. The Fund may sell securities short "against-the-box." A short sale is a sale of a security in which the seller borrows from another person the security being sold and sells the security in anticipation of a drop in the value of that security. A short sale "against-the-box" is a short sale in which the Fund owns an equal amount of the securities sold short or securities convertible into or exchangeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short, but does not wish to sell its own holdings. In the event that the Fund were to sell securities short "against the box" and the price of such securities were to then increase rather than decrease, the Fund would forego the potential realization of the increased value of the shares sold short. If the price of the security decreases, however, the Fund may profit on its short sale.


  LENDING OF PORTFOLIO SECURITIES. From time to time, in order to generate additional income, the Fund may lend its portfolio securities, provided such action is consistent with its investment objective, policies, and restrictions.

  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on the securities. In addition, loans will be subject to termination by the Fund or the borrower at any time.

  The Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that are not affiliated directly or indirectly with the Group and which the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees. While the lending of securities may subject the Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower defaults on its lending agreement or enters into bankruptcy, the Fund will receive 102% of the collateral on loaned securities in the form of cash or U.S. Government securities. This collateral will be valued daily by the Adviser and, should the market value of the loaned securities increase, the borrower will be required to furnish additional collateral to the Fund. Although the Fund does not expect to do so on a regular basis, it may lend portfolio securities in amounts representing up to one-third of the value of the Fund's total assets.


  WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase debt and equity securities on a when-issued or delayed-delivery basis. The Fund will engage in when-issued and delayed-delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objective, policies and restrictions, not for investment leverage. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price or yield and thereby may involve a risk that the price or yield obtained in the transaction will be less than those available in the market when delivery takes place. The Fund will generally not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase such securities, however, the Fund's custodian will set aside cash or liquid securities equal to the amount of the commitment in a separate account. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in market value or in the general level of interest rates. In when-issued and delayed-delivery transactions, the Fund relies on the seller to complete the transaction; the seller's failure to do so may cause the Fund to miss a price or yield considered to be advantageous.


  The Fund's commitment to purchase when-issued securities will not exceed 25% of its total assets absent unusual market conditions.

  RESTRICTED SECURITIES. The Fund may invest up to 5% of its total assets in restricted securities excluding restricted securities that are eligible for resale under Rule 144A under the Securities Act of 1933. Restricted securities are securities subject to legal or contractual restrictions on their resale. Such restrictions might prevent the sale of restricted securities at a time when sale would otherwise be desirable.

  OTHER INVESTMENT COMPANIES. The Fund may invest up to 10% of its total assets in the securities of other investment companies. As a result of the Fund investing in other investment companies, shareholders of the Fund will indirectly bear a proportionate share of the expenses of these underlying funds during the period while the Fund is invested in these funds. For further information about investments in other investment companies, see "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS--see Additional Information on Portfolio Instruments--Securities of Other Investment Companies" in the Statement of Additional Information.

  TEMPORARY INVESTMENTS. The Fund may, for daily cash management purposes, also invest in high quality money market securities (commercial paper, certificates of deposit and bankers' acceptances), as well as the repurchase agreements referred to above. The Fund may invest, without limit, in any combination of the U.S. Government securities, money market instruments and repurchase agreements referred to above when, in the opinion of the Adviser, it is determined that a temporary defensive position is in the best interests of the Fund based upon current market conditions.


  OPTIONS. The Fund may purchase or sell (write) put and call options on securities and securities indices in order to attempt to hedge against fluctuations in the market value of its portfolio holdings or securities it anticipates purchasing. The Fund may use options to hedge up to the full value of its portfolio of securities. In addition, the Fund may purchase put and call options to attempt to increase the total investment return of the Fund. The Fund will not, however, commit more than 10% of its total assets to attempt to increase returns using purchased options. When options positions are economically offsetting or hedge other options or securities positions, they are considered hedging transactions and the 10% limitation will not apply. Options may be listed on a domestic or foreign securities exchange or may be traded over the counter. Options contracts may relate to particular securities or to various stock or bond indices.


  Trading in options is a specialized investment technique. The purchase of a call option on a security would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price upon exercise of the option during the option period. The Fund would ordinarily realize a gain if the value of the securities increased during the option period above the exercise price sufficiently to cover the premium. Similarly, the purchase of a put option entitles the Fund to sell a security at a specified price which may exceed the market value of the security during the option period in a market where prices for the security are falling. Purchasing options entails the risk of loss of the amounts paid as premium to the seller or writer of the option.

  Writing a call option entitles the Fund to earn a premium but entitles the holder of the option to purchase the security from the Fund at a specified price. By writing a call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price but retains the risk of loss should the price of the security decline. The Fund will either own the security subject to the call or a right to acquire the security or will segregate liquid assets sufficient to purchase the security in order to meet its obligation to sell the security to the option holder. Similarly, writing a put option entitles the Fund to earn a premium but entitles the holder of the option to sell the security to the Fund at a specified price which may be higher than the current market price of the security when the option is exercised. The Fund will maintain sufficient liquid assets in a segregated account to assure that it can meet its obligations to the option holder.

  The successful use of options strategies can depend on the ability of the Sub-Adviser to predict or forecast market movements and is dependent upon the existence of liquid markets to effect closing transactions.

  The Fund will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Sub-Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which fulfills the obligations of its members which fail to perform them in connection with the purchase or sale of options. For further information about options trading, see "INVESTMENT OBJECTIVES, POLICIES AND RISK FACTORS--Additional Information on Portfolio Instruments--see Options Trading" in the Statement of Additional Information.


  FUTURES. The Fund may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities or an index. The Fund may also purchase or sell options on any such futures contracts and engage in related closing transactions. The Fund intends to enter into futures transactions solely for hedging purposes and not for speculation. For example, in order to hedge against market risks when market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. Similarly, when market values are expected to rise, the Fund may, through the purchase of futures contracts, attempt to secure better prices for the Fund than might later be available in the market when it effects anticipated purchases. When purchasing futures contracts the Fund is required to segregate in a separate account cash and/or liquid securities in an amount sufficient to meet its obligations thereunder.



  The use of futures contracts is a highly specialized investment activity and carries with it certain risks that are different from those associated with more ordinary portfolio securities transactions. There can be no guarantee that the risk reducing objectives that are intended to be achieved will be realized. If the Sub-Adviser judges market conditions or market trends incorrectly, such futures strategies may lower the Fund's overall returns. In addition, there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or option position.


RISK FACTORS AND SPECIAL CONSIDERATIONS

  The principal risk factor associated with an investment in the Fund is the fluctuation in the principal value of equity securities. While equity securities of all issuers may fluctuate in value, smaller or less seasoned companies may be particularly subject to such fluctuations due to less liquid trading markets or adverse business or market developments affecting such companies. To the extent that the Fund may invest in foreign securities, it will be subject to the special risks that are generally associated with such investments.

  Investment in securities of foreign issuers is subject to special risks, such as future adverse political and economic developments, possible seizure, cur-rency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, or the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore less liquidity and greater price volatility than U.S. securities, and custodian and brokerage costs that may be higher. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. To the extent that the Fund may invest in securities of foreign issuers which are not traded on any exchange, there is a further risk that these securities may not be readily marketable. The Fund will not hold foreign currency as a result of such investments. For additional information regarding these risks, see "INVESTMENT OBJECTIVE AND POLICIES--Additional Information on Portfolio Instruments--Foreign Investments" in the Statement of Additional Information.

PORTFOLIO TURNOVER

  The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less.

  For the fiscal year ended March 31, 1998, the annual portfolio turnover rate for the Fund was 177%. Portfolio turnover for the Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to the Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

                            INVESTMENT RESTRICTIONS

  The Fund is subject to a number of fundamental investment restrictions that may be changed only by a vote of a majority of the outstanding Shares of the Fund (as defined in the Statement of Additional Information). Among the more significant restrictions, the Fund will not:

    1. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, if, immediately after such purchase, with respect to 75% of its portfolio, more than 5% of the value of the total assets of the Fund would be invested in such issuer, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer.

    2. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry.

    3. Borrow money or issue senior securities, except that the Fund may borrow from banks or enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of its borrowing. The Fund will not purchase securi-ties while borrowings (including reverse repurchase agreements) in excess of 5% of its total assets are outstanding.

    4. Make loans, except that the Fund may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies, and may enter into repurchase agreements.

  In addition to the above investment restrictions, the Fund is subject to certain other investment restrictions set forth under "INVESTMENT OBJECTIVE AND POLICIES--Investment Restrictions" in the Statement of Additional Information.

                              VALUATION OF SHARES

  The net asset value of the Fund is determined and its Shares are priced as of 4:00 p.m. (Eastern Time) (the "Valuation Time") on each Business Day. A "Business Day" is a day on which the New York Stock Exchange is open for trading and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received) during which there is sufficient trading in its portfolio instruments such that the Fund's net asset value per share might be materially affected. The New York Stock Exchange will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Net asset value per Share for purposes of pricing sales and redemptions is calculated by dividing the value of all securities and other assets belonging to the Fund, less the liabilities charged to the Fund, by the number of the Fund's outstanding Shares.

  The net asset value per Share will fluctuate as the value of the investment portfolio of the Fund changes. The securities in the Fund will be valued at market value. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value. For further information about valuation of investments, see "NET ASSET VALUE" in the Statement of Additional Information.

                       HOW TO PURCHASE AND REDEEM SHARES

DISTRIBUTOR

  Shares in the Fund are sold on a continuous basis by BISYS Fund Services, Inc., the Group's distributor. The principal office of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219. If you wish to purchase Shares, telephone the Fund at (800) 774-3529.

PURCHASES OF SHARES


  Shares of the Fund are continuously offered and may be purchased directly either by mail, by telephone or by electronic transfer. Shares of the Fund may be purchased at net asset value without a sales charge. The minimum investment amount is $5,000 for the initial purchase of Shares and $500 for subsequent purchases. Shares may be purchased through procedures established by the Distributor in connection with the requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by Shelby County Trust Bank, its affiliates or their correspondents ("Banks"). Shares of the Fund may also be purchased through a broker-dealer who has established a dealer agreement with the Distributor. Shares of the Fund sold to Banks acting in a fiduciary, advisory, custodial, or other similar capacity on behalf of Customers will normally be held of record by Banks. Beneficial ownership of the Shares will be recorded by the Banks and reflected in the account statements provided by the Banks to Customers. Every Shareholder will receive a confirmation of each new transaction in such Shareholder's account, which will also show the total number of Shares of the Fund owned by the Shareholder.

  Depending upon the terms of the particular Customer account, a Bank may charge a Customer account fees for services provided in connection with investments in the Fund. Information concerning their services and any charges will be provided by the Bank. This Prospectus should be read in conjunction with any such information received from a Bank.

  Shares of the Fund are purchased at the net asset value per Share next determined after receipt by the Distributor of a purchase order in proper form. An order to purchase Shares will be deemed to have been received by the Distributor in proper form only when Federal funds with respect thereto are available to the Fund's custodian for investment.

  If a purchase order for Shares is received in proper form by the Valuation Time on the day the purchase order is received, the order will be effected that day. Purchase orders will be accepted only on Business Days. See "VALUATION OF SHARES."

PURCHASES BY MAIL

  To purchase Shares of the Fund, complete an Account Application and return it along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to the Fund to:

  THE SHELBY FUND
  P.O. Box 182698
  Columbus, OH 43218-2698

  An Account Application form can be obtained by calling the Funds at (800) 774-3529. Subsequent purchases of Shares of the Fund may be made at any time by mailing a check payable to the Fund, to the above address.

PURCHASES BY TELEPHONE

  Shares of the Fund may be purchased by calling the Fund at (800) 774-3529, if your Account Application has been previously received by the Distributor. Payment for Shares ordered by telephone is made by electronic transfer to the Funds' custodian. Prior to wiring funds and in order to ensure that wire orders are invested promptly, investors must call the Fund at the number above to obtain instructions regarding the bank account number to which the funds should be wired and other pertinent information.

  OTHER PURCHASE INFORMATION. Purchases of the Fund's Shares will be made in full and fractional Shares.

  The Fund reserves the right, in its sole discretion, to suspend the offering of Shares, reject any proposed new account or reject any purchase order (including purchases made with foreign and third party drafts or checks) when, in the judgment of its management, such suspension or rejection is in the best interests of the Fund; to waive any minimum initial and subsequent investment requirements for certain investors; and to redeem Shares if information provided in the application proves to be incorrect in any material manner.

REDEMPTION OF SHARES

  Shareholders may redeem their Shares on any day that a net asset value is calculated (see "VALUATION OF SHARES"). Redemptions will be effected at the net asset value per share next determined after receipt of a redemption request in good order. Redemptions may ordinarily be requested by mail, telegraph, wire communication or by calling the Fund at (800) 774-3529.

  All or part of a Customer's Shares may be required to be redeemed in accordance with instructions and limitations pertaining to his or her account held by a Bank. For example, if a Customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum, the Customer may be obliged to redeem, or the Bank may redeem for and on behalf of the Customer, all or part of the Customer's Shares to the extent necessary to maintain the required minimum balance. There may be no notice period affording Shareholders an opportunity to increase the account balance in order to avoid an involuntary redemption under these circumstances.

  At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares, which delay may be for up to 15 days or more. The Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

REDEMPTION BY MAIL

  A written request for redemption must be received by the Fund in order to honor the request. The Fund's address is: 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (i) it has reason to believe that the signature is not genuine, (ii) it has reason to believe that the transaction would otherwise be improper, or (iii) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (i) the redemption check is payable to the Shareholder(s) of record and (ii) the redemption check is mailed to the Shareholder(s) at the address of record or the proceeds are either mailed or wired to a commercial bank account previously designated on the account application. Such wire redemption requests may be made by the Shareholder by telephone to the Fund. There is no charge for having redemption requests mailed to a designated bank account.

REDEMPTION BY TELEPHONE

  Shares may be redeemed by telephone if the Shareholder selected that option on the account application. The Shareholder may have the proceeds mailed to his or her address or mailed, wired or electronically transferred to a commercial bank account previously designated on the account application. Under most circumstances, wire payments will be transmitted on the next Business Day and electronic transfer will be on the Second Business Day. Wire redemption requests may be made by the Shareholder by telephone to the Fund at (800) 774-3529. The then-current wire redemption charge, presently $10.00, will be deducted from proceeds of a wire redemption. It is not necessary for Shareholders to confirm telephone redemption requests in writing. During periods of significant economic or market change, telephone redemptions may be difficult to complete. If a Shareholder is unable to contact the Fund by telephone, a Shareholder may also mail the redemption request to the Distributor at the address listed above.

  Neither the Distributor, the Transfer Agent, the Fund nor the Adviser or Sub-Adviser will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Fund's telephone transaction procedures, upon instructions believed to be genuine. The Fund will employ procedures reasonably designed to provide assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. These procedures include recording all telephone conversations, sending confirmations to Shareholder within 72 hours of the telephone transaction, verification of account name and account number or tax identification number, and sending redemption proceeds only to the address of record or to a previously authorized bank account. This option will be suspended for a period of 30 days following a telephonic address change.

                              DIVIDENDS AND TAXES

DIVIDENDS

  The Fund generally intends to declare its net investment income quarterly as a dividend to Shareholders at the close of business on the day of declaration, and will generally pay such dividends quarterly. The Fund also intends to distribute its capital gains, if any, at least annually, normally in December of each year. A Shareholder will automatically receive all ordinary income and capital gain dividends in additional full and fractional Shares of the Fund reinvested in the Fund at declaration date NAV on pay date, unless the Shareholder elects to receive such dividends in cash. Such election must be made on the account application, and any change in such election must be made in writing to the Transfer Agent at 3435 Stelzer Road, Columbus, Ohio 43219, and will become effective with respect to dividends having record dates after its receipt by the Transfer Agent. Dividends are paid in cash no later than seven business days after a Shareholder's complete redemption of his or her Shares. Dividends will generally be taxable to a Shareholder as ordinary income to the extent of the Shareholder's ratable share of the Fund's earnings and profits as determined for tax purposes.

  If you elect to receive distributions in cash, and checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your cash election will be changed automatically and your future dividend and capital gains distributions will be reinvested in the Fund at the per share net asset value determined as of the declaration date. In addition, any undeliverable checks or checks that remain uncashed for six months will be canceled and will be reinvested in the Fund at the per share net asset value determined as of the date of cancellation.

FEDERAL TAXES

  The following discussion is intended for general information only. An investor should consult with his or her own tax adviser as to the tax consequences of an investment in the Fund, including the status of distributions from the Fund under applicable State or local law.

  The Fund intends to qualify annually and elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). To qualify, the Fund must meet certain income, distribution and diversification requirements. In any year in which the Fund qualifies as a regulated investment company and timely distributes all of its income, the Fund generally will not pay any U.S. federal income or excise tax.

  A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be treated as received by Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  Dividends paid out of the Fund's investment company taxable income (including dividends, interest and net short-term capital gains) will be taxable to a U.S. Shareholder as ordinary income. A portion of the Fund's income may consist of dividends paid by U.S. corporations. Therefore, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, designated as capital gain dividends are generally taxable as long-term capital gains, regardless of how long the Shareholder has held the Fund's Shares. Dividends are taxable to Shareholders in the same manner whether received in cash or reinvested in additional Fund Shares.

  Prior to purchasing Shares, the impact of ordinary income or capital gain dividends which are expected to be declared or have been declared, but have not been paid, should be carefully considered. Ordinary income and capital gains dividends paid after a purchase of Shares are subject to federal income taxes, although in some circumstances the dividends may be, as an economic matter, a return of capital. A Shareholder should consult his or her adviser for special advice.

  Each year, the Fund will notify Shareholders of the tax status of dividends and distributions.

  Any gain or loss realized by a Shareholder upon the sale or other disposition of Shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares.

  The Fund may be required to withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

  Further information relating to tax consequences is contained in the Statement of Additional Information.

STATE AND LOCAL TAXES

  The Group is organized as a Massachusetts business trust and, under current law, neither the Group nor the Fund is liable for any income or franchise tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company under the Code.

  Fund distributions may be subject to state and local taxes. Shareholders should consult their own tax advisers regarding the particular tax consequences to them of an investment in the Fund, including the application of state and local tax laws.

                            MANAGEMENT OF THE GROUP

TRUSTEES OF THE GROUP

  Overall responsibility for management of the Group rests with its Board of Trustees, who are elected by the shareholders of the Group's funds. There are currently five Trustees, two of whom are "interested persons" of the Group within the meaning of that term under the 1940 Act. The Group will be managed by the Trustees in accordance with the laws of Massachusetts governing business trusts. The Trustees, in turn, elect the officers of the Group to supervise actively its day-to-day operations.

  The Trustees receive fees and are reimbursed for their expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of BISYS Fund Services, Inc. or BISYS Fund Services Ohio, Inc. receives any compensation from the Group for acting as a Trustee of the Group. The officers of the Group (see the Statement of Additional Information) receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services, Inc. receives fees from the Fund for acting as administrator. BISYS Fund Services Ohio, Inc. receives fees from the Fund for acting as transfer agent and for providing certain fund accounting services.

INVESTMENT ADVISER AND SUB-INVESTMENT ADVISER

  Shelby County Trust Bank, Shelbyville, Kentucky 40066, (the "Adviser"), is the investment adviser for the Fund. Shelby County Trust Bank was organized in 1881, is a full service bank and trust company and is a wholly-owned subsidiary of Commonwealth Bancshares Inc. of Shelbyville, Kentucky.

  SMC Capital, Inc., Louisville, Kentucky 40207 (the "Sub-Adviser"), is the sub-investment adviser for the Fund and has been engaged to provide day-to-day investment advisory services to the Fund. SMC Capital, Inc. is a registered investment adviser established in 1993.

  The following individuals serve as managers for the Fund:

    DARRELL R. WELLS, Chairman and Chief Executive Officer of SMC Capital, Inc., Harvard University, A.B. (1965); SMC Capital, Inc.

  (1993-present); Security Management (1972-present).

    JAMES C. SHIRCLIFF, CFA, Executive Vice-President and Director of Research of SMC Capital, Inc., University of Louisville, B.S. (1972); SMC Capital, Inc. (1997-present); Executive Investment Advisors (1992-1997); Southeastern Asset Management (1986-1991); Oppenheimer Management Company (1985-1986); Oppenheimer and Company (1983-1985); First Kentucky Trust Company (1973-1983).

    GREG E. DEUSER, CFA, Senior Vice-President of SMC Capital, Inc., University of Louisville, B.S. (1982); SMC Capital, Inc., (1998-present); Commonwealth Bancshares Inc. (1997-1998); Stegner Investment Associates (1996-1997); Executive Investment Advisors (1995-1996); PRIMCO Capital Management (1986-
  1995).

  Subject to the general supervision of the Group's Board of Trustees and in accordance with the Fund's investment objective, policies and restrictions, the advisers manage the investments of the Fund, make decisions with respect to and place orders for all purchases and sales of the Fund's portfolio securities, and maintain the Fund's records relating to such purchases and sales.

  For the services provided and expenses assumed pursuant to its investment advisory agreement with the Fund, the Adviser receives a fee from the Fund computed daily and paid monthly, at the annual rate of up to one percent (1.00%) of the Fund's average daily net assets. The Adviser in turn pays the Sub-Adviser a fee equal to .40% of the Fund's first $30 million in net assets, .50% of the next $10 million of the Fund's net assets, and .60% of the Fund's net assets in excess of $40 million.

ADMINISTRATOR AND DISTRIBUTOR

  BISYS Fund Services, Inc. is the administrator for the Fund and also acts as the Fund's principal underwriter and distributor (the "Administrator" or the "Distributor," as the context indicates).

  The Administrator generally assists in all aspects of the Fund's administration and operation. For expenses assumed and services provided as administrator pursuant to its management and administration agreement with the Fund, the Administrator receives a fee from the Fund computed daily and paid periodically, calculated at an annual rate of up to 0.20% of the Fund's average daily net assets. The Administrator may periodically waive all or a portion of its administrative fee to increase the net income of the Fund available for distribution as dividends. The Administrator may not seek reimbursement of such waived fees at a later date. The waiver of such fee will cause the yield and total return of the Fund to be higher than it would otherwise be in the absence of such a waiver.

  The Distributor acts as agent for the Fund in the distribution of its Shares and, in such capacity, solicits orders for the sale of Shares, advertises, and pays the costs of advertising, office space and its personnel involved in such activities. The Distributor receives no compensation under the Group's Distribution Agreement for providing these services to the Fund.

EXPENSES AND PORTFOLIO TRANSACTIONS

  The Adviser and the Administrator each bear all expenses in connection with the performance of their services as investment adviser and administrator, respectively, other than the cost of securities (including brokerage commissions, if any) purchased for the Fund.

  The policy of the Fund, regarding purchases and sales of securities for its portfolio, is that primary consideration is to be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Adviser effects transactions with those brokers and dealers whom the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investments; wire services; and appraisals or evaluations of portfolio securities. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

  Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research or execution services. In order to cause the Fund to pay such higher commissions, the Adviser must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing broker-dealers, viewed in terms of a particular transaction or the Adviser's overall responsibilities to the Fund. In reaching this determination, the Adviser will not attempt to place a specific dollar value on the brokerage and/or research services provided, or to determine what portion of the compensation should be related to those services.

TRANSFER AGENCY AND FUND ACCOUNTING SERVICES

  BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Fund's transfer agent (the "Transfer Agent") pursuant to a Transfer Agency Agreement with the Group and receives a fee for such services. BISYS Fund Services Ohio, Inc. also provides certain accounting services for the Fund pursuant to a Fund Accounting Agreement and receives a fee for such services. See "MANAGEMENT OF THE GROUP--Transfer Agency and Fund Accounting Services" in the Statement of Additional Information for further information.

CUSTODIAN

  Fifth Third Bank, Cincinnati, Ohio (the "Custodian") serves as custodian for the Fund. Pursuant to the Custodian Agreement with the Group, the Custodian receives compensation from the Fund for such services in an amount equal to a designated annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

BANKING LAWS

  The Adviser believes that it possesses the legal authority to perform the advisory services for the Fund contemplated by the investment advisory agreement, as described in this Prospectus, without violation of applicable banking laws and regulations. Future changes in Federal or state statutes and regulations relating to permissible activities of banks or bank holding companies and their subsidiaries and affiliates as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could change the manner in which the Adviser could continue to perform such services for the Fund. It is not anticipated, however, that any change in the Fund's method of operations would affect its net asset value per share or result in financial losses to any Shareholder. See "MANAGEMENT OF THE GROUP--Banking Laws" in the Statement of Additional Information for further discussion of applicable law and regulations.

                              GENERAL INFORMATION

DESCRIPTION OF THE GROUP AND ITS SHARES

  The Group was organized as a Massachusetts business trust on January 8, 1992. The Group consists of several funds organized as separate series of shares. Each share represents an equal proportionate interest in a fund with other shares of the same fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to that fund as are declared at the discretion of the Trustees (see "Miscellaneous" below).

  The Fund offers three classes of shares, Class A, Class B, and Class Y, which have different expenses that affect performance. For further information, telephone the Distributor at (800) 774-3529.

  Shareholders are entitled to one vote for each full share held and a proportionate fractional vote for any fractional shares held, and will vote in the aggregate and not by series or class except as otherwise expressly required by law. For example, shareholders of each fund will vote in the aggregate with other shareholders of the Group with respect to the election of Trustees and ratification of the selection of independent accountants. However, shareholders of a particular fund will vote as a fund, and not in the aggregate with other shareholders of the Group, for purposes of approval of that fund's investment advisory agreement. A class of shares will vote alone with respect to matters affecting that class only.

  Overall responsibility for the management of the Fund is vested in the Board of Trustees of the Group. See "MANAGEMENT OF THE GROUP--Trustees of the Group." Individual Trustees are elected by the shareholders of the Group and may be removed by the Board of Trustees or shareholders in accordance with the provisions of the Declaration of Trust and By-Laws of the Group and Massachusetts law. See "ADDITIONAL INFORMATION--Miscellaneous" in the Statement of Additional Information for further information.

  Annual or special meetings of shareholders are not generally required by the Declaration of Trust, the 1940 Act or other applicable authority. To the extent that such meetings are not required, the Group may elect not to have an annual or special meeting. The Group has undertaken that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Group. At such a meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Group), by majority vote, has the power to remove one or more Trustees.

PERFORMANCE INFORMATION

  From time to time, the Fund may advertise its average annual total return, aggregate total return, yield and effective yield in advertisements, sales literature and shareholder reports. SUCH PERFORMANCE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. Average annual total return will be calculated for the period since the establishment of the Fund. Average annual total return is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the ending redeemable value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions). Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing the Fund's net investment income per Share (as calculated on a yield to maturity basis) earned during a recent 30-day period by the Fund's per Share maximum offering price on the last day of the period and annualizing the result.

  In addition, from time to time, the Fund may present its distribution rates in supplemental sales literature that is accompanied or preceded by a prospectus and in Shareholder reports. Distribution rates will be computed by dividing the distribution per Share made by the Fund over a twelve-month period by the maximum offering price per Share on the last day of the period. The calculation of income in the distribution rate includes both income and capital gain dividends and does not reflect unrealized gains or losses. The distribution rate differs from the yield, because, among other things, it includes capital items which are often non-recurring in nature, whereas yield does not include such items.

  Investors may also judge the performance of the Fund by comparing or referencing its performance to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and to data prepared by various services which may be published by such services or by other services or publications. In addition to performance information, general information about the Fund that appears in such publications may be included in advertisements and in reports to Shareholders.

  Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. To the extent the Adviser or the Distributor voluntarily waives all or part of their respective fees with respect to the Fund, the yield and total return of the Fund will be higher than they would be in the absence of such voluntary fee waivers.

  Set forth below is certain performance data for the Fund illustrating the Fund's average annual total return for various periods ended March 31, 1998. The performance shown for the Fund includes performance of certain common trust funds and collective investment funds (the "Commingled Funds") which were managed with full investment authority by principals of SMC Capital, Inc. prior to the establishment of the Fund on July 1, 1994. The assets of the Commingled Funds were converted into assets of the Fund upon the establishment of the Fund. These Commingled Funds were operated with the same investment objective and used investment strategies and techniques that are in all material respects equivalent to those used for the Fund. During the time period of their existence the Commingled Funds were not registered under the 1940 Act and therefore were not subject to certain investment restrictions that are imposed under the 1940 Act. If the Commingled Funds had been registered under the 1940 Act, the Commingled Funds' performance may have been adversely affected.

     AVERAGE ANNUAL TOTAL RETURN FOR
   VARIOUS PERIODS ENDED MARCH 31, 1998
One Year...........................  39.31%
Five Years.........................  16.49%
Ten Years..........................  18.53%
Since Inception (1/1/81)...........  15.78%

  Additional information regarding the investment performance of the Fund is contained in the annual report of the Fund which may be obtained without charge by writing or calling the Fund.

THE YEAR 2000 ISSUE

  The Fund relies extensively on various computer systems in carrying out its business activities, including the computer systems employed by the Adviser, the Sub-Adviser, the Administrator and Distributor, the Transfer Agent and the Custodian (collectively, the "Service Providers"). In this connection, the Fund is aware of the so-called "Year 2000 Issue" which involves the potential problems that may be confronted by computer systems users the day after December 31, 1999, when computers using date-sensitive software must be able to properly identify the Year 2000 in their systems. In the event that a computer system fails to make the proper identification of the Year 2000, this could result in a system failure or miscalculations causing disruptions of operations such as pricing errors and account maintenance failures. The Fund is working with the Service Providers to take steps that are reasonably designed to address the Year 2000 Issue with respect to the computer systems relied upon by the Fund. The Fund has no reason to believe that these steps will not be sufficient to avoid any material adverse impact on its operations, although there can be no assurance of this. The costs or consequences of incomplete or untimely resolution of the Year 2000 Issue are unknown to the Fund and the Service Providers at this time but could have a material adverse impact on the operations of the Fund and the Service Providers.

MISCELLANEOUS

  Shareholders will receive unaudited semi-annual reports and audited annual reports describing the investment operations of the Fund.

  As used in this Prospectus and in the Statement of Additional Information, "assets belonging to a fund" means the consideration received by the fund upon the issuance or sale of shares in that fund, together with all income, earnings, profits, and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments, and any funds or amounts derived from any reinvestment of such proceeds, and any general assets of the Group not readily identified as belonging to a particular fund that are allocated to the Fund by the Group's Board of Trustees. The Board of Trustees may allocate such general assets in any manner it deems fair and equitable. Determinations by the Board of Trustees of the Group as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to the Fund are conclusive.

  As used in this Prospectus and in the Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (i) 67% or more of the votes of Shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (ii) the holders of more than 50% of the outstanding votes of Shareholders of the Fund.

  Inquiries regarding the Fund may be directed in writing to the Fund at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free (800) 774-3529.

INVESTMENT ADVISER
Shelby County Trust Bank
P.O. Box 249
Shelbyville, Kentucky 40066

SUB-INVESTMENT ADVISER
SMC Capital, Inc.
4350 Brownsboro Road
Suite 310
Louisville, Kentucky 40207

ADMINISTRATOR AND DISTRIBUTOR
BISYS Fund Services, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

LEGAL COUNSEL
Dechert Price & Rhoads
1775 Eye Street, N.W.
Washington, D.C. 20006

AUDITORS
Arthur Andersen LLP
2300 Meidinger Tower
Louisville Galleria
Louisville, Kentucky 40202

TABLE OF CONTENTS


                                        PAGE
                                        ----
Prospectus Summary....................    2
Fee Table.............................    3
Financial Highlights..................    4
Investment Objective and Policies.....    5
Investment Restrictions...............   10
Valuation of Shares...................   11
How to Purchase and Redeem Shares.....   11
Dividends and Taxes...................   14
Management of the Group...............   15
General Information...................   17


  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE GROUP OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.




                                       LOGO

                                 THE SHELBY FUND

                                 CLASS Y SHARES


                            SHELBY COUNTY TRUST BANK

                               INVESTMENT ADVISER

                               SMC CAPITAL, INC.

                             SUB-INVESTMENT ADVISER

                           BISYS FUND SERVICES, INC.


                       PROSPECTUS DATED NOVEMBER 3, 1998

                                 The Shelby Fund

                           An Investment Portfolio of

                               The Coventry Group

                       Statement of Additional Information


                               November 3, 1998

This Statement of Additional Information is not a prospectus, but should be read in conjunction with each respective prospectus for the Shelby Fund (the
"Fund"), dated the same date as the date hereof (the "Prospectus"). The Fund is a separate investment portfolio of The Coventry Group (the "Group"), an open-end management investment company. This Statement of Additional Information is incorporated in its entirety into the Prospectus and relates to each of the Fund's three share classes: the Class A Shares, the Class B Shares and the Class Y Shares. Copies of the Prospectus may be obtained by writing the Fund at 3435 Stelzer Road, Columbus, Ohio 43219, or by telephoning toll free
(800) 774-3259.

                                TABLE OF CONTENTS
                                -----------------

                                                                            Page
                                                                            ----

INVESTMENT OBJECTIVE AND POLICIES......................................... B-1
     Additional Information on Portfolio Instruments...................... B-1
     Portfolio Turnover................................................... B-10

NET ASSET VALUE........................................................... B-10

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION............................ B-11
     Matters Affecting Redemption......................................... B-11

MANAGEMENT OF THE GROUP................................................... B-12
     Trustees and Officers................................................ B-12
     Investment Adviser and Sub-Adviser................................... B-15
     Portfolio Transactions............................................... B-16
     Banking Laws......................................................... B-18
     Administrator........................................................ B-19
     Distributor.......................................................... B-20
     Custodian............................................................ B-20
     Transfer Agency and Fund Accounting Services......................... B-21
     Independent Auditors................................................. B-21
     Legal Counsel........................................................ B-22

ADDITIONAL INFORMATION.................................................... B-22
     Description of Shares................................................ B-22
     Vote of a Majority of the Outstanding Shares......................... B-23
     Additional Tax Information........................................... B-23
     Calculation of Performance Data...................................... B-27
     Performance Comparisons.............................................. B-30
     Principal Shareholders............................................... B-31
     Miscellaneous........................................................ B-31

FINANCIAL STATEMENTS...................................................... B-32

                       STATEMENT OF ADDITIONAL INFORMATION

                               THE COVENTRY GROUP

         The Coventry Group (the "Group") is an open-end management investment company which issues its Shares in separate series. Each series of Shares relates to a separate portfolio of assets. This Statement of Additional Information deals only with the Fund.

         Much of the information contained in this Statement of Additional Information expands upon subjects discussed in the Prospectus of the Fund. Capitalized terms not defined herein are defined in the Prospectus. No investment in Shares of the Fund should be made without first reading the Fund's Prospectus.

                        INVESTMENT OBJECTIVE AND POLICIES

Additional Information on Portfolio Instruments
-----------------------------------------------

         The following policies supplement the investment objective and policies of the Fund as set forth in the Prospectus for the Fund.

         BANK OBLIGATIONS. The Fund may invest in bank obligations such as bankers' acceptances, certificates of deposit, and time deposits.

         Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instruments on maturity. Bankers' acceptances invested in by the Fund will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

         Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations, if (i) at the time of investment the depository institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (ii) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return.

         The Fund may purchase commercial paper consisting of issues rated at the time of purchase in the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"). For example, the Fund may purchase commercial paper rated A-2 or better by S&P, Prime-2 or better by Moody's or Duff 2 or better by Duff & Phelps. The Fund may also invest in commercial paper that is not rated but is determined by the Adviser, under guidelines established by the Group's Board of Trustees, to be of comparable quality.

         U.S. GOVERNMENT OBLIGATIONS. The Fund may invest in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not obligated to do so by law. The Fund will invest in the obligations of such agencies or instrumentalities only when the Adviser believes that the credit risk with respect thereto is minimal.

         FOREIGN INVESTMENTS. The Fund may, subject to its investment objectives and policies, invest in certain obligations or securities of foreign issuers. Permissible investments consist of Eurobonds, which are U.S. dollar denominated debt securities issued by corporations located in Europe, Eurodollar Certificates of Deposit, which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States (primarily Europe), Yankee Certificates of Deposit which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits, which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian Time Deposits, which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. Investments in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and securities purchased on foreign securities exchanges, may subject the Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers or in U.S. securities markets. Such risks include future adverse political and economic developments, possible seizure, currency blockage, nationalization or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source, and the adoption of other foreign governmental restrictions. Additional risks include currency exchange risks, less publicly available information, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Fund will acquire such securities only when the Adviser believes the risks associated with such investments are minimal.

         RIGHTS AND WARRANTS. The Fund may participate in rights offerings and purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' or warrants' expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The Fund will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on the New York, American or Canadian Stock Exchanges. Warrants acquired by the Fund in units or attached to other securities are not subject to this restriction.

         MEDIUM-GRADE DEBT SECURITIES. The Fund may invest in debt securities within the fourth highest rating group assigned by a NRSRO or, if unrated, securities determined by the Adviser to be of comparable quality ("Medium-Grade Securities").

         As with other fixed-income securities, Medium-Grade Securities are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of the issuer to make payments of principal and interest. Medium-Grade Securities are considered to have speculative characteristics.

         Medium-Grade Securities are generally subject to greater credit risk than comparable higher-rated securities because issuers are more vulnerable to economic downturns, higher interest rates or adverse issuer-specific developments. In addition, the prices of Medium-Grade Securities are generally subject to greater market risk and therefore react more sharply to changes in interest rates. The value and liquidity of Medium-Grade Securities may be diminished by adverse publicity and investor perceptions.

         Because certain Medium-Grade Securities are traded only in markets where the number of potential purchasers and sellers, if any, is limited, the ability of the Fund to sell such securities at their fair value either to meet redemption requests or to respond to changes in the financial markets may be limited.

         Particular types of Medium-Grade Securities may present special concerns. The prices of payment-in-kind or zero-coupon securities may react more strongly to changes in interest rates than the prices of other Medium-Grade Securities. Some Medium-Grade Securities in which the

Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that the Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.

         The credit ratings issued by NRSROs are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of Medium-Grade Securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, the Adviser conducts its own independent credit analysis of Medium-Grade Securities.

         RESTRICTED SECURITIES. As described in the Prospectus, the Fund may invest up to 5% of its total assets in restricted securities, excluding restricted securities that are eligible for resale under Rule 144A under the Securities Act of 1933. Rule 144A under the Securities Act of 1933 allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A provides a "safe harbor" from the registration requirements of the Securities Act of 1933 for resales of certain securities to qualified institutional buyers. The Adviser believes that the market for certain restricted securities such as institutional commercial paper may expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the NASD.

         The Adviser monitors the liquidity of restricted securities in the Fund's portfolios under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser may consider the following factors, although such factors may not necessarily be determinative: (1) the unregistered nature of a security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) the trading markets for the security; (5) dealer undertakings to make a market in the security; and (6) the nature of the security and the nature of the marketplace trades (including the time needed to dispose of the security, methods of soliciting offers, and mechanics of transfer).

         SECURITIES LENDING. In order to generate additional income, the Fund may, from time to time, subject to its investment objective, policies and restrictions, lend its portfolio securities to broker-dealers, banks, or institutional borrowers of securities pursuant to agreements requiring that the loans be secured by collateral equal in value to 102% of the value of the securities loaned. Collateral for loans of portfolio securities must consist of cash or Government Related Securities. This collateral will be valued daily by the Adviser. Should the market value of the loaned securities increase, the borrower is required to furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest received on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, the Fund intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. While the lending of securities may subject a Fund to certain risks, such as delays or an inability to regain the securities in the event the borrower were to default or enter into bankruptcy, the Fund will have the contract right to retain the collateral described above. The Fund will enter into loan agreements only with broker-dealers, banks, or other institutions that the Adviser has determined are creditworthy under guidelines established by the Group's Board of Trustees.


         OPTIONS TRADING. As described in the Prospectus, the Fund may purchase put options with respect to obligations held by it for the purposes described in such Prospectus. The Fund may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation, or, in certain cases, options that trade in the over-the-counter ("OTC") markets or that are listed on a foreign securities exchange. Such options may relate to particular securities or to various stock or bond indices.


         Options trading is a highly specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A listed call option for a particular security gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on an interest rate index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         When the Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes a call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

         As noted previously, there are several risks associated with transactions in options on securities, currencies and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or delayed-delivery basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve a risk that the yield obtained in the transaction will be less than those available in the market when delivery takes place. The Fund will generally not pay for such securities or start earning interest on them until they are received. When the Fund agrees to purchase securities on a when-issued basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy the purchase commitment, and in such a case, the Fund may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. In addition, because the Fund will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described above, the Fund's liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

         When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with the Fund's investment objective, policies and restrictions, and not for investment leverage.

         REPURCHASE AGREEMENTS. Securities held by the Fund may be subject to repurchase agreements. Under the terms of a repurchase agreement, the Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers which the Adviser deems creditworthy under guidelines approved by the Group's Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that the Fund would be entitled, as against a claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees of the Group believes that, under the regular procedures normally in effect for custody of the Fund's securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Group if presented with the question. Securities subject to repurchase agreements will be held by the Fund's Custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with the Fund's investment restrictions. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase the securities at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid otherwise selling securities during unfavorable market conditions to meet redemptions. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid, high grade debt securities consistent with the Fund's investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that (i) the party obtaining the securities pursuant to such agreement will be unable to deliver such securities back to the Fund upon maturity of the agreements, and (ii) the market value of the securities sold by the Fund may decline below the price at which it is obligated to repurchase the securities, and the Fund will be unable to liquidate its position in such securities during such periods of decline. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

         SECURITIES OF OTHER INVESTMENT COMPANIES. The Fund may invest in securities issued by other investment companies. The Fund currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (i) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

Investment Restrictions
-----------------------

         The following are fundamental investment restrictions and are in addition to the investment restrictions set forth in the Prospectus. Under these restrictions, the Fund may not:

         1. Underwrite securities issued by other persons, except to the extent that the Fund may be deemed to be an underwriter under certain securities laws in the disposition of "restricted securities".

         2. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund.

         3. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein).

         The following additional investment restrictions are non-fundamental and may be changed with respect to the Fund without the vote of a majority of the outstanding Shares of the Fund. The Fund may not:

         1. Invest more than 15% of its assets (taken at market value at the time of the investment) in "illiquid securities," illiquid securities being defined to include securities subject to legal or contractual restrictions on resale (which may include private placements), repurchase agreements maturing in more than seven days, certain options traded over the counter that the

Fund has purchased, securities being used to cover options the Fund has written, securities for which market quotations are not readily available, or other securities which legally or in the Adviser's opinion may be deemed illiquid.

         2. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases of portfolio securities.

         3. Maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except as set forth in the Prospectus and in this Statement of Additional Information.

         4. Purchase participation or direct interests in oil, gas or other mineral exploration or development programs (although investments by the Fund in marketable securities of companies engaged in such activities are not prohibited in this restriction).

         5. Purchase securities of other investment companies, except (i) in connection with a merger, consolidation, acquisition or reorganization, and
(ii) the Fund may invest up to 10% of the value of its total assets in other investment companies, as specified in the Prospectus and above, subject to such restrictions as may be imposed by the 1940 Act or any state laws.

         6.  Invest for the purpose of exercising control or management.

         If any percentage restriction described above is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in asset value will not constitute a violation of such restriction. In order to permit the sale of the Fund's Shares in certain states, the Group may make commitments in the form of non-fundamental policies that are more restrictive than the investment restrictions described above. Should the Group determine that any such commitment is no longer in the best interests of the Group, it will revoke the commitment by terminating sales of its Shares in the state involved.

Portfolio Turnover
------------------

         The portfolio turnover rate for the Fund is calculated by dividing the lesser of the Fund's purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. Portfolio turnover for the Fund may vary greatly from year to year as well as within a particular year. High turnover rates will generally result in higher transaction costs to the Fund. Portfolio turnover will not be a limiting factor in making investment decisions.

                                NET ASSET VALUE

         As indicated in the Prospectus, the net asset value of the Fund is determined and the Shares of the Fund are priced as of the Valuation Time on each Business Day. A "Business Day" is a day on which the New York Stock Exchange (the "NYSE") is open for trading and any other day (other than a day on which no Shares of the Fund are tendered for redemption and no order to purchase any Shares is received) during which there is sufficient trading in portfolio instruments such that the Fund's net asset value per share might be materially affected. The NYSE will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

         Portfolio securities for which market quotations are readily available are valued based upon their current available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Unlisted securities for which market quotations are readily available will be valued at the current quoted bid prices. Other securities and assets for which quotations are not readily available, including restricted securities and securities purchased in private transactions, are valued at their fair value in the Adviser's best judgment under procedures established by, and under the supervision of, the Group's Board of Trustees.

         Among the factors that will be considered, if they apply, in valuing portfolio securities held by the Fund are the existence of restrictions upon the sale of the security by the Fund, the absence of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

         The Group may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. Certain instruments, for which pricing services used for the Fund do not provide prices, may be valued by the Group using methodologies similar to those used by pricing services, where such methodologies are believed to reflect fair value of the subject security. The methods used by the pricing service and the Group and the valuations so established will be reviewed by the Group under the general supervision of the Group's Board of Trustees. Several pricing services are available, one or more of which may be used by the Adviser from time to time.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Shares of the Fund are sold on a continuous basis by BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") and BISYS Fund Services has agreed to use appropriate efforts to solicit all purchase orders. In addition to purchasing Shares directly from the Distributor, Shares may be purchased through procedures established by BISYS Fund Services in connection with the requirements of accounts at Shelby County Trust Bank (the "Bank").

Matters Affecting Redemption
----------------------------

         The Group may suspend the right of redemption or postpone the date of payment for Shares during any period when (i) trading on the NYSE is restricted by applicable rules and regulations of the Commission, (ii) the NYSE is closed for other than customary weekend and holiday closings, (iii) the Commission has by order permitted such suspension for the protection of security holders of the Group, or (iv) the Commission has determined that an emergency exists as a result of which (a) disposal by the Group of securities owned by it is not reasonably practical, or (b) it is not reasonably practical for the Group to determine the fair value of its net assets.

         The Group may redeem Shares of the Fund involuntarily if redemption appears appropriate in light of the Group's responsibilities under the 1940 Act. See "HOW TO PURCHASE AND REDEEM SHARES -- Redemption of Shares" in the Prospectus.

                            MANAGEMENT OF THE GROUP

Trustees and Officers
---------------------

         Overall responsibility for management of the Group rests with its Board of Trustees, which is elected by the shareholders of the Group. The Trustees elect the officers of the Group to supervise actively its day-to-day operations.

         The names of the Trustees and officers of the Group, their addresses, ages and principal occupations during the past five years are as follows:

                                     Position(s) Held With        Principal Occupation During
        Name, Address and Age              the Group                      Past 5 Years
        ---------------------              ---------                      ------------

Walter B. Grimm*                    Chairman, President and      From June 1992 to present, employee of
3435 Stelzer Road                   Trustee                      BISYS Fund Services.
Columbus, Ohio  43219
Age:  52


Maurice G. Stark                    Trustee                      Retired. Until December 31, 1994, Vice
505 King Avenue                                                  President-Finance and Treasurer, Battelle
Columbus, Ohio  43201                                            Memorial Institute (scientific research
Age:  62                                                         and development service corporation).

Michael M. Van Buskirk              Trustee                      From June 1991 to present, Executive Vice
37 West Broad Street                                             President of The Ohio Bankers'
Suite 1001                                                       Association (trade association); from
Columbus, Ohio  43215-4162                                       September 1987 to June 1991, Vice
Age:  50                                                         President - Communications, TRW
                                                                 Information Systems Group (electronic and
                                                                 space engineering).

John H. Ferring IV                  Trustee                      From 1979 to present, President and Owner
105 Bolte Lane                                                   of Plaze, Incorporated, St. Clair, Missouri.
St. Clair, Missouri 63077
Age:  45

J. David Huber                          Vice President                    From June 1987 to present, employee of
3435 Stelzer Road                                                         BISYS Fund Services.
Columbus, Ohio  43219
Age:  51

Jeffrey C. Cusick                       Vice President                    From July 1995 to present, employee of
3435 Stelzer Road                                                         BISYS Fund Services; from October 1981 to
Columbus, Ohio  43219                                                     July 1995, employee of Federated
Age:  38                                                                  Administrative Services.

Paul T. Kane                            Treasurer                         From December 1997 to present, employee of
3435 Stelzer Road                                                         BISYS Fund Services; from March 1985 to
Columbus, Ohio  43219                                                     December 1997, employee of Fidelity Investments.
Age:  41

George L. Stevens                       Secretary                         From September 1996 to present, employee
3435 Stelzer Road                                                         of BISYS Fund Services; from September
Columbus, Ohio  43219                                                     1995 to September 1996, Independent
Age:  47                                                                  Consultant; from September 1989 to
                                                                          September 1995, Senior Vice President,
                                                                          AmSouth Bank, N.A.

Alaina V. Metz                          Assistant Secretary               From June 1995 to present, employee of
3435 Stelzer Road                                                         BISYS Fund Services; from May 1989 to
Columbus, Ohio  43219                                                     June 1995, employee of Alliance Capital
Age:  30                                                                  Management.

Richard B. Ille                         Assistant Secretary               From July 1990 to present, employee of
3435 Stelzer Road                                                         BISYS Fund Services.
Columbus, Ohio  43219
Age:  33

---------------------
         *Mr. Grimm is considered to be an "interested person" of the Group as defined in the 1940 Act.

         As of the date of this Statement of Additional Information, the Group's officers and Trustees, as a group, own less than 1% of the Fund's outstanding Shares.

         The officers of the Group receive no compensation directly from the Group for performing the duties of their offices. BISYS Fund Services receives fees from the Fund for acting as Administrator. BISYS Fund Services Ohio, Inc. receives fees from the Fund for acting as transfer agent and for providing certain fund accounting services. Messrs. Huber, Stevens, Grimm, Kane, Ille and Cusick and Ms. Metz are employees of BISYS Fund Services.

         Trustees of the Group not affiliated with BISYS Fund Services receive from the Group an annual fee of $1,000, plus $2,250 for each regular meeting of the Board of Trustees attended and $1,000 for each special meeting of the Board attended in person and $500 for other special meetings of the Board attended by telephone, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Trustees who are affiliated with BISYS Fund Services do not receive compensation from the Group.

         For the fiscal year ended March 31, 1998, the Trustees received the following compensation from the Group and from certain other investment companies (if applicable) that have the same investment adviser as the Fund or an investment adviser that is an affiliated person of the Group's investment adviser:

                           Aggregate              Pension or Retirement      Est. Annual      Total Compensation From
                           Compensation           Benefits Accrued As Part   Benefits Upon    Registrant and Fund
Name of Trustee            from the Fund          of Fund Expenses           Retirement       Complex Paid to Trustees
---------------            -----------------      -----------------------    --------------   -------------------------
Walter B. Grimm            $0                     $0                         $0               $0
Maurice G. Stark           $1,024.18              $0                         $0               $11,833.33

Michael Van Buskirk        $1,024.18              $0                         $0               $11,833.33
Chalmers P. Wylie*         $1,024.18              $0                         $0               $11,833.34
John H. Ferring IV**       $0                     $0                         $0               $0

 * Mr. Wylie resigned as a Trustee effective May 14, 1998.

** Mr. Ferring was elected as a Trustee effective May 14, 1998.

Investment Adviser and Sub-Adviser
----------------------------------

         Investment advisory services are provided by Shelby County Trust Bank, Shelbyville, Kentucky 40066 (the "Adviser"), pursuant to an Investment Advisory Agreement dated as of June 27, 1994 (the "Investment Advisory Agreement"). SMC Capital Inc., Louisville, Kentucky 40207 (the "Sub-Adviser"), provides sub-investment advisory services to the Fund pursuant to a Sub-Advisory Agreement dated as of June 27, 1994 (the "Sub-Advisory Agreement"). (The Investment Advisory Agreement and the Sub-Advisory Agreement are referred to collectively as the "Advisory Agreements").

         Under the Investment Advisory Agreement, the Adviser has agreed to provide investment advisory services as described in the Prospectus of the Fund. For the services provided pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a fee computed daily and paid monthly, at an annual rate, calculated as one percent (1.00%) of the average daily net assets of the Fund. Under the Sub-Advisory Agreement, the Sub-Adviser has agreed to provide sub-investment advisory services as described in the Prospectus of the Fund. The Adviser is responsible at all times for supervising the activities of the Sub-Adviser. For the services provided pursuant to the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee equal to 0.40% of the Fund's first $30 million in net assets, 0.50% of the next $10 million of the Fund's net assets, and 0.60% of the Fund's net assets in excess of $40 million.

         The total investment advisory fees paid to the Adviser for the fiscal year ended March 31, 1996 was $819,585; the total investment advisory fees paid to the Adviser for the fiscal year ended March 31, 1997 was $1,047,031; and the total investment advisory fees paid to the Adviser for the fiscal year ended March 31, 1998 was $1,026,519. The total subadvisory fees paid to the Sub-Adviser for the fiscal year ended March 31, 1996 was $417,771; the total sub-advisory fees paid to the Sub-Adviser for the fiscal year ended March 31, 1997 was $554,238.27; and the total sub-advisory fees paid to the Sub-Adviser for the fiscal year ended March 31, 1998 was $541,931.

         Unless sooner terminated, the Advisory Agreements will continue in effect until February 28, 1999 and from year to year thereafter, if such continuance is approved at least annually by the Group's Board of Trustees or by vote of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION Miscellaneous" in the Fund's Prospectus), and a majority of the Trustees who are not parties to the Advisory Agreements or interested persons (as defined in the 1940 Act) of any party to the Advisory Agreements by votes cast in person at a meeting called for such purpose. The Advisory Agreements are terminable at any time on 60 days' written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of the Fund, or by the Adviser or Sub-Adviser. The Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

         The Advisory Agreements provide that neither the Adviser nor the Sub-Adviser shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with their performance under the Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of either party in the performance of their duties, or from reckless disregard of their duties and obligations thereunder.

Portfolio Transactions
----------------------

         Pursuant to the Investment Advisory Agreement, the Adviser determines, subject to the general supervision of the Board of Trustees of the Group and in accordance with the Fund's investment objective, policies and restrictions, which securities are to be purchased and sold by the Fund, and which brokers are to be eligible to execute the Fund's portfolio transactions. Purchases and sales of portfolio securities with respect to the Fund usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Adviser, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere.

         The Group, on behalf of the Fund, will not execute portfolio transactions through, acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with Shelby County Trust Bank, SMC Capital Inc., BISYS Fund Services, or their affiliates, and will not give preference to Shelby County Trust Bank's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements, and reverse repurchase agreements.

         Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to Shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. The Adviser may cause a Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction or a price for certain securities in excess of the amount another broker might have charged. Such higher commissions or prices may not be paid unless the Adviser determined in good faith that the amount paid is reasonable in relation to the services received in terms of the particular transaction or the Adviser's overall responsibilities to the Trust and any other of the Adviser's clients.

Information so received is in addition to and not in lieu of services required to be performed by the Adviser and does not reduce the advisory fees payable to the Adviser by the Fund. Such information may be useful to the Adviser in serving both the Fund and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

         While the Adviser generally seeks competitive commissions, the Group may not necessarily pay the lowest commission available on each brokerage transaction, for reasons discussed above.

         Investment decisions for the Fund are made independently from those for any other investment company or account managed by the Adviser. Any such other investment company or account may also invest in the same securities as the Group on behalf of the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for the other investment companies or accounts in order to obtain best execution. As provided by the Investment Advisory Agreement, in making investment recommendations for the Fund, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Fund is a customer of the Adviser, its parent or its subsidiaries or affiliates and, in dealing with its customers, the Adviser, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by the Fund.

         For the fiscal year ended March 31, 1996, the Fund paid brokerage commissions of $260,151, none of which commissions were paid to any affiliate of the Fund or the Adviser. For the fiscal year ended March 31, 1997, the Fund paid brokerage commissions of $227,198.25, none of which commissions were paid to any affiliate of the Fund or the Adviser. For the fiscal year ended March 31, 1998, the Fund paid brokerage commissions of $263,223.87, none of which commissions were paid to any affiliate of the Fund or the Adviser.

Banking Laws
------------

         Shelby County Trust Bank believes that it possesses the legal authority to perform the services for the Fund contemplated by the Prospectus, this Statement of Additional Information and the Investment Advisory Agreement without violation of applicable statutes and regulations. Shelby County Trust Bank has been advised by its counsel that, while the question is not free from doubt, such laws should not prevent Shelby County Trust Bank from providing the services required of it under the Investment Advisory Agreement. Future changes in either federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations, could prevent or restrict Shelby County Trust Bank from continuing to perform such services for the Fund. Depending upon the nature of any changes in the services which could be provided by Shelby County Trust Bank, the Board of Trustees of the Group would review the Fund's relationship with Shelby County Trust Bank and consider taking all action necessary in the circumstances.

         Should future legislative, judicial, or administrative action prohibit or restrict the proposed activities of Shelby County Trust Bank and/or its affiliated and correspondent banks in connection with Customer purchases of Shares of the Fund, those banks might be required to alter materially or discontinue the services offered by them to Customers. It is not anticipated, however, that any change in the Group's method of operations would affect its net asset value per share or result in financial losses to any Customer.

Administrator
-------------

         BISYS Fund Services serves as administrator (the "Administrator") to the Fund pursuant to a Management and Administration Agreement dated June 27, 1994 (the "Administration Agreement"). The Administrator assists in supervising all operations of the Fund (other than those performed by the Adviser under the Investment Advisory Agreement, the Custodian under the Custodian Agreement and by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and the Fund Accounting Agreement). The Administrator is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers, Inc.

         Under the Administration Agreement, the Administrator has agreed to maintain office facilities; furnish statistical and research data, clerical, certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the Commission on Form N-SAR or any replacement forms therefor; compile data for, prepare for execution by the Fund and file all of the Fund's federal and state tax returns and required tax filings other than those required to be made by the Fund's Custodian and Transfer Agent; prepare compliance filings pursuant to state securities laws with the advice of the Group's counsel; assist to the extent requested by the Fund with the Fund's preparation of its Annual and Semi-Annual Reports to Shareholders and its Registration Statement; compile data for, prepare and file timely Notices to the Commission required pursuant to Rule 24f-2 under the 1940 Act; keep and maintain the financial accounts and records of the Fund, including calculation of daily expense accruals; and generally assist in all aspects of the Fund's operations other than those performed by the Adviser under the Investment Advisory Agreement, by the Custodian under the Custodian Agreement and by BISYS Fund Services Ohio, Inc. under the Transfer Agency Agreement and the Fund Accounting Agreement. Under the Administration Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.

         The Administrator receives a fee from the Fund for its services as Administrator and expenses assumed pursuant to the Administration Agreement, computed daily and paid monthly, calculated at an annual rate of 0.20% of the Fund's first $300 million in net assets, 0.125% of the next $400 million of net assets, 0.08% of the next $300 million of net assets and 0.05% of the Fund's net assets in excess of $1 billion. The Administrator may periodically waive all or a portion of its fee with respect to the Fund in order to increase the net income of the Fund available for distribution as dividends.

         For the fiscal year ended March 31, 1996, the Administrator earned administrative fees of $163,988 and the Administrator waived administrative fees in the amount of $41,200. For the fiscal year ended March 31, 1997, the Administrator earned administrative fees of $209,497 and the Administrator waived administrative fees in the amount of $52,442. For the fiscal year ended March 31, 1998, the Administrator earned administrative fees of $205,305 and the Administrator waived administrative fees in the amount of $51,327.

         The Administration Agreement shall be renewed automatically for successive three-year terms, unless written notice not to renew is given by the non-renewing party to the other party at least 60 days' prior to the expiration of the then-current term. The Administration Agreement is terminable with respect to the Fund through a failure by either party to the Administration Agreement to renew at the end of a three-year term, upon mutual agreement of the parties, or for cause (as defined in the Administration Agreement) by the party alleging cause, on not less than 60 days' notice by the Group's Board of Trustees or by the Administrator.

         The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Fund in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

Distributor
-----------

         BISYS Fund Services serves as distributor to the Fund pursuant to the Distribution Agreement dated October 1, 1993, as amended (the "Distribution Agreement"). Unless otherwise terminated, the Distribution Agreement will continue in effect from year to year if its continuance is approved at least annually (i) by the Group's Board of Trustees or by the vote of a majority of the outstanding Shares of the Fund and (ii) by the vote of a majority of the Trustees of the Group who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated in the event of any assignment, as defined in the 1940 Act.

         In its capacity as Distributor, BISYS Fund Services solicits orders for the sale of Shares, advertises and pays the costs of advertising, office space and the personnel involved in such activities. The Distributor receives no compensation under the Distribution Agreement with the Group.

Custodian
---------

         Fifth Third Bank, Cincinnati, Ohio, serves as custodian (the "Custodian") to the Fund pursuant to the Custodian Agreement dated as of June 27, 1994 between the Group and the Custodian (the "Custodian Agreement"). The Custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest on the Fund's investments. In consideration of such services, the Fund pays the Custodian an annual fee plus fixed fees charged for certain portfolio transactions and out-of-pocket expenses.

Transfer Agency and Fund Accounting Services
--------------------------------------------

         BISYS Fund Services Ohio, Inc. serves as transfer agent and dividend disbursing agent ("BISYS Fund Services Ohio" or the "Transfer Agent") for the Fund pursuant to the Transfer Agency Agreement dated June 27, 1994. Pursuant to such Agreement, the Transfer Agent, among other things, performs the following services in connection with the Fund's Shareholders of record: maintenance of shareholder records for the Fund's Shareholders of record; processing shareholder purchase and redemption orders; processing transfers and exchanges of Shares of the Fund on the shareholder files and records; processing dividend payments and reinvestments; and assistance in the mailing of shareholder reports and proxy solicitation materials. For such services the Transfer Agent receives a fee based on the number of shareholders of record.

         In addition, BISYS Fund Services Ohio provides certain fund accounting services to the Fund pursuant to a Fund Accounting Agreement dated June 27, 1994. BISYS Fund Services Ohio receives a fee from the Fund for such services equal to a fee computed daily and paid periodically at an annual rate of three one-hundredths of one percent (.03%) of the Fund's average daily net assets, subject to a minimum annual fee of $30,000. Under such Agreement, BISYS Fund Services Ohio maintains the accounting books and records for the Fund, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received, and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Fund, including calculation of the net asset value per Share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with the Custodian, affirmation to the Custodian of all portfolio trades and cash settlements, and verification and reconciliation with the Custodian of all daily trade activity; provides certain reports; obtains dealer quotations, prices from a pricing service or matrix prices on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Fund.

Independent Auditors
--------------------

         Arthur Andersen LLP has been selected as auditors for the Fund for the fiscal year ending March 31, 1999. Arthur Andersen LLP performs an annual audit of the Fund's financial statements and provides other services related to filings with respect to securities regulations. Reports of their activities are provided to the Fund's Board of Trustees.

Legal Counsel
-------------

         Dechert Price & Rhoads, 1775 Eye Street, N.W., Washington, D.C. 20006, is counsel to the Group.

                             ADDITIONAL INFORMATION

Description of Shares
---------------------

         The Group is a Massachusetts business trust, organized on January 8, 1992. The Group's Declaration of Trust is on file with the Secretary of State of Massachusetts. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of shares, which are shares of beneficial interest, with a par value of $0.01 per share. The Group currently has several separate series of shares, one of which represents interests in the Fund. The Group's Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued shares of the Group into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.

         Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Fund's Prospectus and this Statement of Additional Information, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Group, shareholders of a fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of the respective funds, of any general assets not belonging to any particular fund which are available for distribution.

         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Group shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a fund will be required in connection with a matter, a fund will be deemed to be affected by a matter unless it is clear that the interests of each fund in the matter are identical, or that the matter does not affect any interest of the fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a fund only if approved by a majority of the outstanding shares of such fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Group voting without regard to series.

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Group. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Group for acts or obligations of the Group, which are binding only on the assets and property of the Group, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Group or the Trustees. The Declaration of Trust provides for indemnification out of Group property for all loss and expense of any shareholder held personally liable for the obligations of the Group. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Group itself would be unable to meet its obligations, and thus should be considered remote.

Vote of a Majority of the Outstanding Shares
--------------------------------------------

         As used in the Prospectus and this Statement of Additional Information, a "vote of a majority of the outstanding Shares" of the Fund means the affirmative vote, at a meeting of Shareholders duly called, of the lesser of (a) 67% or more of the votes of Shareholders of the Fund present at a meeting at which the holders of more than 50% of the votes attributable to Shareholders of record of the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of Shareholders of the Fund.

Additional Tax Information
--------------------------

         Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to Shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

         TAXATION OF THE FUND. The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code.

         To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year,
(i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer or of any two or more issuers that the Fund controls and that are determined to be engaged in the same business or similar or related business; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) each taxable year.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Shareholders. The Fund intends to distribute to its Shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

         DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. Shareholder as ordinary income. A portion of the Fund's income may consist of dividends paid by U.S. corporations and, accordingly, a portion of the dividends paid by the Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the Shareholder has held the Fund's Shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the net asset value of a Share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the net asset value of those Shares.

         OPTIONS AND HEDGING TRANSACTIONS. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

         Certain options in which the Fund may invest may be "section 1256 contracts". Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses ("60/40"). Also, section 1256 contracts held by the Fund at the end of each taxable year (and, generally, for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.

         Generally, the hedging transactions undertaken by the Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to Shareholders.

         The Fund may make one or more of the elections available under the Code which are applicable to straddles. If the Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

         Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to Shareholders, and which, will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

         If the Fund invests in stock of certain foreign investment companies ("PFICs"), the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its Shareholders.

         The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. An alternative election would involve marking to market the Fund's PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

         SALE OF SHARES. Upon the sale or other disposition of Shares of the Fund, or upon receipt of a distribution in complete liquidation of the Fund, a Shareholder generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Shareholder's holding period for the Shares. Any loss realized on a sale or exchange will be disallowed to the extent the Shares disposed of are replaced (including Shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the Shares. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a Shareholder on a disposition of Fund Shares held by the Shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the Shareholder with respect to such Shares. Furthermore, a loss realized by a Shareholder on the redemption, sale or exchange of Shares of the Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such Shares have been held by the Shareholder for less than six months.

         FOREIGN WITHHOLDING TAXES. Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

         BACKUP WITHHOLDING. The Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholder's U.S. federal income tax liability.

Calculation of Performance Data
-------------------------------

         YIELD CALCULATIONS. As summarized in the Prospectus of the Fund under the heading "PERFORMANCE INFORMATION", yields of the Fund will be computed by dividing the net investment income per share (as described below) earned by the Fund during a 30-day (or one month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. The Fund's net investment income per share earned during the period is based on the average daily number of Shares outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:

               Yield = 2 [(  a-b  + 1)to the sixth power - 1]
                             ----
                              cd

Where:   a     =     dividends and interest earned during the period.

         b     =     expenses accrued for the period (net of reimbursements).

         c     =     the average daily number of Shares outstanding during the
                     period that were entitled to receive dividends.

         d     =     maximum offering price per Share on the last day of the
                     period.

         For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities, if any, held by the Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the Fund. Interest earned on any debt obligations held by the Fund is calculated by computing the yield to maturity (given reasonable assumptions) of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last Business Day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is held by the Fund. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of a non-mortgage-related obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

         Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

         During any given 30-day period, the Adviser or the Administrator may voluntarily waive all or a portion of their fees with respect to the Fund. Such waiver would cause the yield of the Fund to be higher than it would otherwise be in the absence of such a waiver.

         TOTAL RETURN CALCULATIONS. As summarized in the Prospectus of the Fund under the heading "PERFORMANCE INFORMATION", average annual total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. The Fund computes its average annual total return by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

         Average Annual
         Total Return      =       [(  ERV  )1/n - 1]
                                     -------
                                        P

Where:       ERV    =     ending redeemable value at the end of the period
                          covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

             P      =     hypothetical initial payment of $1,000.

             n      =     period covered by the computation, expressed in terms
                          of years.

         The Fund computes its aggregate total return by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

        Aggregate Total
        Return            =       [(   ERV   ) - 1]
                                    ---------
                                        P

             ERV    =     ending redeemable value at the end of the period
                          covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

             P      =     hypothetical initial payment of $1,000.

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

         For the fiscal year ended March 31, 1998, the Fund's total return was 39.31%. Based upon the period beginning with the Commingled Funds' commencement of operations (January 1, 1981) through March 31, 1998, the aggregate total return for the Fund was 1,150.44% and the average annual total return for the Fund was 15.78%.

Performance Comparisons
-----------------------

         Investors may judge the performance of the Fund by comparing or referencing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies. Such comparisons may be made by referring to market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation. Such comparisons may also be made by referring to data prepared by Lipper Analytical Services, Inc. (a widely recognized independent service which monitors the performance of mutual funds). Comparisons may also be made to indices or data published in national financial publications such as Ibottson Associates, Inc., Morningstar, CDA/Wiesenberger, Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and local newspapers. In addition to performance information, general information about the Fund that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.

         From time to time, the Fund may include general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments, in advertisements, sales literature and reports to Shareholders. The Fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of the Fund.

         From time to time, advertisements, supplemental sales literature and information furnished to present or prospective shareholders of the Fund may include descriptions of the investment advisers including, but not limited to,
(i) descriptions of the advisers' operations, (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to the advisers' operations.

         From time to time, the Fund may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for the Fund; (5) descriptions of investment strategies for the Fund; (6) descriptions or comparisons of various savings and investment products (including but not limited to insured bank products, annuities, qualified retirement plans and individual stocks and bonds) which may or may not include the Fund; (7) comparisons of investment products (including the Fund) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of fund rankings or ratings by recognized rating organizations.

         Current yields and total return figures will fluctuate from time to time and are not necessarily representative of future results. Accordingly, the Fund's yield or other performance may not provide for comparison with bank deposits or other investments that pay a fixed return for a stated period of time. Yield and total return are functions of the Fund's quality, composition and maturity, as well as expenses allocated to the Fund.

Principal Shareholders
----------------------

         As of July 14, 1998, no persons or entities owned beneficially or of record 5% or more of the Fund's outstanding shares, except: Shelby County Trust Bank, 4350 Brownsboro Road, Suite 310, Louisville, Kentucky 40207, which owned of record 94.8% of the Fund's shares.

Miscellaneous
-------------

         Shareholders will receive unaudited Semi-Annual Reports and Annual Reports audited by independent public accountants describing the investment operations of the Fund. Each of these Reports, when available for a particular fiscal year end or half-year end, is incorporated herein by reference. The Fund may include information in its Annual Reports and Semi-Annual Reports to Shareholders that (i) describes general economic trends, (ii) describes general trends within the financial services industry or the mutual fund industry, (iii) describes past or anticipated portfolio holdings for a fund within the Group or
(iv) describes investment management strategies for such funds. Such information is provided to inform Shareholders of the activities of the Fund for the most recent fiscal year or half-year and to provide the views of the advisers and/or Group officers regarding expected trends and strategies.

         Individual Trustees are elected by the Shareholders and, subject to removal by the vote of two-thirds of the Board of Trustees, serve for a term lasting until the next meeting of Shareholders at which Trustees are elected. Such meetings are not required to be held at any specific intervals. Shareholders owning not less than 10% of the outstanding Shares of the Group entitled to vote may cause the Trustees to call a special meeting, including for the purpose of considering the removal of one or more Trustees. Any Trustee may be removed at any meeting of Shareholders by vote of two-thirds of the Group's outstanding shares. The Declaration of Trust provides that the Trustees will assist shareholder communications to the extent required by Section 16(c) of the 1940 Act in the event that a shareholder request to hold a special meeting is made.

         The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the Commission. Copies of such information may be obtained from the Commission upon payment of the prescribed fee.

         The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.

                              FINANCIAL STATEMENTS

         The financial statements of the Fund appearing in the Fund's Annual Report to Shareholders for the year ended March 31, 1998 have been audited by Arthur Andersen LLP, independent public accountants, as set forth in their report thereon. Such financial statements are incorporated herein by reference.